    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 29, 2003

                                                     REGISTRATION NO.: 333-81184
                                                                       811-21024
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                         PRE-EFFECTIVE AMENDMENT NO.                         / /
                         POST-EFFECTIVE AMENDMENT NO. 1                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 3                              /X/

                              -------------------

            ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                          MAYER, BROWN, ROWE & MAW LLP
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

         immediately upon filing pursuant to paragraph (b)
-------
   X     on August 29, 2003 pursuant to paragraph (b)
-------
         60 days after filing pursuant to paragraph (a)
-------
         on (date) pursuant to paragraph (a)(2) of rule 485
-------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEAMENTS

            -------------------------------------------------------
            -------------------------------------------------------

                                                           [MORGAN STANLEY LOGO]

Active Assets -- Institutional Money Trust
          Institutional Government Securities Trust


TWO SEPARATE MONEY MARKET FUNDS OFFERED EXCLUSIVELY TO
PARTICIPANTS IN THE ACTIVE ASSETS ACCOUNT-REGISTERED TRADEMARK- OR BUSINESSCAPE-SM-
FINANCIAL SERVICE PROGRAMS.



FOR INFORMATION ON THE ACTIVE ASSETS ACCOUNT OR BUSINESSCAPE FINANCIAL SERVICE PROGRAMS, READ THE RESPECTIVE CLIENT ACCOUNT AGREEMENT
AND/OR CALL (800) 869-3326 (FOR THE ACTIVE ASSETS ACCOUNT
PROGRAM) OR (800) 355-3086 (FOR THE BUSINESSCAPE PROGRAM).



                                                    Prospectus - August 29, 2003


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


Eligible
Investors/Overview        ............................................................                   1
The Funds
Active Assets
Institutional
Money Trust               INVESTMENT OBJECTIVES.......................................                   2
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   2
                          PRINCIPAL RISKS.............................................                   2
                          PAST PERFORMANCE............................................                   3
                          FEES AND EXPENSES...........................................                   4
Active Assets
Institutional
Government Securities
Trust                     INVESTMENT OBJECTIVES.......................................                   5
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   5
                          PRINCIPAL RISKS.............................................                   6
                          FEES AND EXPENSES...........................................                   6
Fund Management           ............................................................                   8
Shareholder Information   PRICING FUND SHARES.........................................                   9
                          HOW ARE FUND INVESTMENTS MADE?..............................                   9
                          HOW ARE FUND SHARES SOLD?...................................                  10
                          DISTRIBUTIONS...............................................                  11
                          TAX CONSEQUENCES............................................                  12
Financial Highlights      ............................................................                  13

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUNDS.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

Eligible Investors/Overview


Active Assets Institutional Money Trust and Active Assets Institutional Government Securities Trust (each, a "Fund," and together, the "Funds") are two separate money market funds offered exclusively to participants in the Active Assets Account-Registered Trademark- or BusinesScape-SM- financial service programs (the "Financial Service Programs") offered by Morgan Stanley DW Inc. ("Morgan Stanley DW"). (Morgan Stanley DW is affiliated with Morgan Stanley Investment Advisors Inc., the Funds' "Investment Manager.")



Participants in the Financial Service Programs are offered a Morgan Stanley brokerage account that is linked to the Funds, as well as to Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust and Active Assets Government Securities Trust (four other money market funds participating in the Financial Service Programs), a debit card, checkwriting privileges, direct deposit service, online account access and, in the case of the Active Assets Account program, a federally insured bank account. In addition, participants in the BusinesScape program may have access to a commercial line of credit.



The annual fee charged for participating in the Active Assets Account or the BusinesScape Financial Service Programs is currently waived for investors in the Funds. At any time, Morgan Stanley DW may change the annual fee charged and the services provided under the Financial Service Programs. For details on the Financial Service Programs, please read the respective client account agreement and/or call (800) 869-3326 (for the Active Assets Account program) or (800) 355-3086 (for the BusinesScape program).



The minimum amount required to make an initial investment in either Fund is $5 million. Thereafter, the value of your investment must be maintained at a minimum of $2 million. The Investment Manager, in its sole discretion, may waive these requirements in certain circumstances.

[Sidebar]
MONEY MARKET
A mutual fund having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.
YIELD
The Fund's yield reflects the actual income the Fund pays to you expressed as a percentage of the Fund's share price. Because the Fund's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Fund's yield will vary.
[End Sidebar]
The Funds

ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

[ICON]  INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
The Fund is a money market fund that seeks high current income, preservation of capital and liquidity.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                           The Fund invests in high quality, short-term debt obligations. In selecting investments, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

                           The Fund may invest in the following money market securities:

                                     -      Commercial paper.

                                     -      Corporate debt obligations.

                                     -      Debt obligations of U.S.-regulated banks (including domestic branches of foreign banks) and instruments secured by those obligations (including certificates of deposit).

                                     -      Certificates of deposit of savings banks and savings and
                                            loan associations.

                                     -      Debt obligations issued or guaranteed as to principal and
                                            interest by the U.S. government, its agencies or
                                            instrumentalities.

                                     -      Repurchase agreements (which may be viewed as a type of
                                            secured lending by the Fund).

                                     -      U.S. dollar denominated foreign bank obligations.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Fund will achieve its investment objectives. Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

Credit and Interest Rate Risks. A principal risk of investing in the Fund is associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

The Investment Manager actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Fund's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short-term maturities.

Foreign Money Market Securities. The Fund may invest in U.S. dollar denominated money market instruments and other short-term debt obligations issued by foreign banks. Although the Fund will invest in these securities only if the Investment Manager determines they are of comparable quality to the Fund's U.S. investments, investing in securities of foreign issuers involves some additional risks. These risks may include higher costs of foreign investing, and the possibility of adverse political, economic or other developments affecting the issuers of these securities.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns. This chart shows the performance of the Fund's shares for the past two calendar years.



ANNUAL TOTAL RETURNS -- CALENDAR YEARS


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

2001 4.19%

2002 1.67%


Year-to-date total return as of June 30, 2003 was 0.56%.


During the period shown in the bar chart, the highest return for a calendar quarter was 1.41% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.38% (quarter ended December 31, 2002).


Average Annual Total Returns. This table compares the Fund's average annual total returns.



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
---------------------------------------------------------------------------------
                                                              LIFE OF FUND
                                          PAST 1 YEAR  (SINCE FEBRUARY 15, 2000)
---------------------------------------------------------------------------------
 Active Assets Institutional Money Trust      1.67%                    4.00%
---------------------------------------------------------------------------------


For the Fund's most recent 7-day annualized yield you may call (800) 869-NEWS.

[Sidebar]


ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended June 30, 2003.

[End Sidebar]

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges or distribution and service (12b-1) fees.


 ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------
 Management Fee                                               0.15%
----------------------------------------------------------------------
 Distribution and service (12b-1) fees                        0.00%
----------------------------------------------------------------------
 Other expenses                                               0.02%
----------------------------------------------------------------------
 Total annual Fund operating expenses(1)                      0.17%
----------------------------------------------------------------------


 1 THE INVESTMENT MANAGER HAS AGREED UNDER ITS INVESTMENT MANAGEMENT AGREEMENT WITH THE FUND TO ASSUME THE FUND'S OPERATING EXPENSES (EXCEPT FOR BROKERAGE FEES) TO THE EXTENT SUCH OPERATING EXPENSES EXCEED ON AN ANNUALIZED BASIS 0.20% OF THE AVERAGE DAILY NET ASSETS OF THE FUND.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


1 YEAR                3 YEARS              5 YEARS             10 YEARS
------------------------------------------------------------------------
   $17                  $55                  $96                 $217
------------------------------------------------------------------------

[Sidebar]
MONEY MARKET
A mutual fund having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.
YIELD
The Fund's yield reflects the actual income the Fund pays to you expressed as a percentage of the Fund's share price. Because the Fund's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Fund's yield will vary.
[End Sidebar]
ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

[ICON]  INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
The Fund is a money market fund that seeks to provide high current income, preservation of capital and liquidity.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                           The Fund invests at least 80% of its assets in high quality, short-term U.S. government securities. In selecting investments, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Fund's share price at $1.00. The share price remaining stable at $1.00 means that the Fund would preserve the principal value of your investment.

                           The Fund may invest in the following U.S. government securities:

                           - U.S. Treasury bills, notes and bonds, all of which
                             are direct obligations of the U.S. Government.

                           - Securities issued by agencies and instrumentalities
                             of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

                           - Securities issued by agencies and instrumentalities
                             which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations. Among these agencies and instrumentalities are the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal Home Loan Banks.

                           - Securities issued by agencies and instrumentalities
                             which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.

The Fund also may invest up to 10% of its assets in FDIC insured certificates of deposit of banks and savings and loan institutions.

In addition, the Fund may invest in repurchase agreements which may be viewed as a type of secured lending by the Fund.

[Sidebar]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal period November 4, 2002 (commencement of operations) through June 30, 2003.

[End Sidebar]

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Fund will achieve its investment objectives. Shares of the Fund are not bank deposits and are not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, it is possible to lose money by investing in the Fund.

Credit and Interest Rate Risks. A principal risk of investing in the Fund is associated with its U.S. government securities investments, which are subject to two types of risks: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

Credit risk is minimal with respect to the Fund's U.S. government securities investments. Repurchase agreements and insured certificates of deposit may involve a greater degree of credit risk. The Investment Manager, however, actively manages the Fund's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short-term maturities.


The Fund was recently organized and, as of the date of this PROSPECTUS, had no historical performance to report.


[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges or distribution and service (12b-1) fees.


 ANNUAL FUND OPERATING EXPENSES
----------------------------------------------------------------------
 Management fee                                               0.15%
----------------------------------------------------------------------
 Distribution and service (12b-1) fees                        0.00%
----------------------------------------------------------------------
 Other expenses                                               0.32%
----------------------------------------------------------------------
 Total annual Fund operating expenses(1)                      0.47%
----------------------------------------------------------------------



 1 THE FEES AND EXPENSES DISCLOSED ABOVE DO NOT REFLECT THAT THE INVESTMENT MANAGER HAS AGREED TO ASSUME ALL OPERATING EXPENSES OF THE FUND (EXCEPT FOR BROKERAGE FEES) AND TO WAIVE THE COMPENSATION PROVIDED FOR IN ITS INVESTMENT MANAGEMENT AGREEMENT WITH THE FUND UNTIL SUCH TIME AS THE FUND HAS $100 MILLION OF NET ASSETS OR DECEMBER 31, 2003, WHICHEVER OCCURS FIRST. ON APRIL 22, 2003 THE FUND REACHED $100 MILLION IN NET ASSETS. FOR THE PERIOD APRIL 22, 2003 THROUGH DECEMBER 31, 2003, THE FUND'S EXPENSES ARE CAPPED AS FOLLOWS: 0.05% OF THE FUND'S DAILY NET ASSETS WHILE THE FUND'S NET ASSETS ARE UP TO $250 MILLION; 0.10% OF THE FUND'S DAILY NET ASSETS WHILE THE FUND'S NET ASSETS ARE BETWEEN $250 MILLION AND $500 MILLION; 0.15% OF THE FUND'S DAILY NET ASSETS WHILE THE FUND'S NET ASSETS ARE BETWEEN $500 MILLION AND $750 MILLION; 0.20% OF THE FUND'S DAILY NET ASSETS ONCE THE FUND'S NET ASSETS EXCEED $750 MILLION. THEREAFTER, THE INVESTMENT MANAGER HAS AGREED UNDER ITS INVESTMENT MANAGEMENT AGREEMENT WITH THE FUND TO ASSUME THE FUND'S OPERATING EXPENSES (EXCEPT FOR BROKERAGE FEES) TO THE EXTENT SUCH OPERATING EXPENSES EXCEED ON AN ANNUALIZED BASIS 0.20% OF THE AVERAGE DAILY NET ASSETS OF THE FUND. FOR THE PERIOD NOVEMBER 4, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2003, TAKING THE WAIVER/ASSUMPTION OF EXPENSES INTO ACCOUNT, THE TOTAL OPERATING EXPENSES OF THE FUND WERE 0.03%.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


1 YEAR                3 YEARS              5 YEARS             10 YEARS
------------------------------------------------------------------------
   $48                 $151                 $263                 $591
------------------------------------------------------------------------

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan
Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of July 31, 2003.

[End Sidebar]
Fund Management


                           Each Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.



                           For the first fiscal year ended June 30, 2003, The Active Assets Institutional Money Trust accrued total compensation to the Investment Manager amounting to 0.15% of the Fund's average daily net assets.



The Active Asset Government Securities Trust Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for the Fund's expenses assumed by the Investment Manager amounting to 0.15% of the Fund's average daily net assets.



In the case of Active Assets Institutional Government Securities Trust, the Investment Manager has agreed to assume all operating expenses and to waive the compensation provided for in its Investment Management Agreement until such time as the Fund has $100 million of net assets or December 31, 2003, whichever occurs first. On April 22, 2003, the Fund reached $100 million in net assets. For the period April 22, 2003 through December 31, 2003, the Fund's expenses are capped as follows: 0.05% of the Fund's daily net assets while the Fund's net assets are up to $250 million; 0.10% of the Fund's daily net assets while the Fund's net assets are between $250 million and $500 million; 0.15% of the Fund's daily net assets while the Fund's net assets are between $500 million and $750 million; 0.20% of the Fund's daily net assets once the Fund's net assets exceed $750 million.


Thereafter in the case of Active Assets Institutional Government Securities Trust, and on an ongoing basis in the case of Active Assets Institutional Money Trust, the Investment Manager has agreed, under each respective Investment Management Agreement, to assume Fund operating expenses (except for brokerage fees) to the extent such operating expenses exceed on an annualized basis 0.20% of the average daily net assets of the Fund. This may reduce the investment management fees below 0.15% for the Funds. For example, in the case of Active Assets Institutional Money Trust, if "other expenses" are estimated to be 0.06% of the Fund's average daily net assets, then the investment management fee rate paid by the Fund would equal 0.14% of the Fund's average daily net assets. If in the future "other expenses" decline to 0.05% of the Fund's average daily net assets, the investment management fee paid by the Fund would equal 0.15% of the Fund's average daily net assets.

[Sidebar]


CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Morgan Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at:
www.morganstanley.com/funds
[End Sidebar]

Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of each Fund's shares, called "net asset value," is based on the amortized cost of the Fund's portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its cost rather than market forces.

The net asset value per share of each Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open. On days when the New York Stock Exchange closes prior to such time, the net asset value per share of the Funds will be determined at such earlier time. Shares will not be priced on days that the New York Stock Exchange is closed.

[ICON]  HOW ARE FUND INVESTMENTS MADE?
--------------------------------------------------------------------------------

                           Cash balances in your Financial Service Program account (through the Active Assets Account or the BusinesScape programs) that are not invested in securities will be automatically invested in shares of the Fund of your choice on each day that the New York Stock Exchange is open for business. Investors in either Financial Service Program may select any fund offered for investment to Financial Service Program participants, including the Funds and Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust and Active Assets Government Securities Trust. Alternatively, if you are a participant in the Active Assets Account program, you may choose to have your cash balances deposited in a federally insured bank account designated by Morgan Stanley DW rather than invested in a fund. In each case, please read the respective fund's prospectus carefully prior to making an investment decision. You may change your investment selection at any time by notifying your Morgan Stanley Financial Advisor. Upon selecting a different fund, your shares held in the previously designated fund will automatically be sold and reinvested in shares of the newly selected fund.


Wiring Money to Your Account. If you want to purchase Fund shares by wiring federal funds to your account, contact your Morgan Stanley Financial Advisor. If your wire is received prior to 4:00 p.m. Eastern time, your money will be invested in shares of the selected Fund on that day at the Fund's share price calculated on that day.

Automatic Purchases. Your account will be reviewed on each business day to determine whether the account has a cash balance as a result of any credits accrued that day. Credits to your account may arise, for example, from sales of securities or from direct cash payments into the account. Debits to your account may arise from purchases of securities, margin calls, other account charges (including, in the case of your BusinesScape account, any principal and/or interest owed on your commercial line of credit, if applicable), debit card purchases, cash advances or withdrawals, and any checks written against the account. The cash balance, reduced by any debits to your account incurred that day, will be used to purchase shares of your selected Fund on the next business day at the Fund's share price calculated on that next day. However, if you make a cash payment into your account (by check) after Morgan Stanley's deadline for processing checks has passed, then investment in the Fund may not occur until the second business day after the payment is made (at the share price calculated on that day).

All Purchases. You begin earning dividends the same day your Fund shares are purchased. Each Fund will effect orders to purchase shares on each day the New York Stock Exchange is open. Orders to purchase shares must be received prior to 4:00 p.m. Eastern time. In the event that the New York Stock Exchange closes prior to such time, orders must be received prior to such earlier time. Orders received after such time will be processed the following business day.

[ICON]  HOW ARE FUND SHARES SOLD?
--------------------------------------------------------------------------------

Voluntary Sales. If you wish to sell all or some of your Fund shares, you may do so by:

(a) instructing your Morgan Stanley Financial Advisor to wire transfer federal funds to your bank;

(b) writing a check against your account in an amount equal to the value of shares you wish to sell (there may be fees imposed for writing these checks); or

(c) obtaining cash using your debit card (there may be fees imposed and certain limitations on withdrawals).

Once you have taken any of these steps, your sale will normally be processed on that same day at the Fund's share price calculated that day. If you submit a wire instruction to sell shares of a Fund before 4:00 p.m. Eastern time, you will receive payment of your sale proceeds on that day. If you submit your instruction after such times, your shares will be sold on the next business day and you will receive the proceeds from the sale on that next day. If you seek to sell Fund shares by writing a check against your account, Fund shares will not be sold until the day on which the check is presented for payment. Prior to selling any Fund shares through any of the above methods you should call your Morgan Stanley Financial Advisor or the applicable information number listed above or appearing on the cover of this PROSPECTUS to determine the value of the Fund shares you own. If there is an insufficient value of Fund shares to cover your account withdrawals, then Morgan Stanley DW may take the authorized steps described in your client account agreement. If you seek to sell shares by wire instruction, the amount covered in the instruction may not exceed the value of Fund shares you hold less any debits accrued to your account; otherwise, the wire instruction will be refused and you will need to resubmit the instruction for a lesser amount.

Automatic Sales

Negative Balances in Your Financial Service Program Account. Your account will be reviewed on each business day to determine whether the account has a negative balance as a result of debits incurred on that day. Of course, the negative balance will be reduced by any credits accrued to the account on that day. On the same day, a sufficient number of your Fund shares will automatically be sold to equal the value of the negative balance. The sale price of the Fund's shares will be the share price calculated on that day. If the value of your Fund shares is insufficient to equal the negative balance, Morgan Stanley DW is authorized to take the actions described in your client account agreement, including, if you are eligible, applying a margin loan to your account or accessing your line of credit, as applicable, to cover outstanding debits.

In addition, if Morgan Stanley DW exercises its right to terminate the Financial Service Program you are invested in, then all of your Fund shares will be sold.

Insufficient Investment Amounts. If your investment in a Fund falls below the Fund's minimum maintenance requirement, your Fund shares will be sold and the proceeds will be reinvested as follows:

IF YOUR INVESTMENT IS IN                  AND THE VALUE OF YOUR INVESTMENT IS LESS THAN      YOUR PROCEEDS WILL BE INVESTED IN
----------------------------------------------------------------------------------------------------------------------------------
 Active Assets Institutional
 Money Trust                              $2 million                                      Active Assets Money Trust
----------------------------------------------------------------------------------------------------------------------------------
 Active Assets Institutional Government                                                   Active Assets Government
 Securities Trust                         $2 million                                      Securities Trust
----------------------------------------------------------------------------------------------------------------------------------

You should be aware that Active Assets Money Trust and Active Assets Government Securities Trust are subject to higher annual expenses than the Funds. In addition, if your investment is reinvested in shares of Active Assets Money Trust or Active Assets Government Securities Trust, you will lose one or more day's dividend because of the timing difference between the way the funds earn dividends. Please consult the appropriate fund's prospectus for more details.

The value of your investment will be tracked on a 30-day rolling average basis. In the event the value of your investment does not meet the minimum maintenance requirement for your Fund, we will provide you notice that allows you 30 days to increase your investment amount to satisfy the Fund's minimum maintenance requirement. A pattern of frequent notices may result in the Fund, in its discretion, automatically selling your shares, even if you meet the minimum maintenance requirement at the time of such sale. However, your shares will not be sold unless you had previously received a notice alerting you that the next time the value of your shares falls below your Fund's maintenance minimum (based on a 30-day rolling average basis) your shares will automatically be sold.

All Sales. You will not earn a dividend on the day your shares are sold. Orders to sell shares (redemption requests) will be processed on the day on which they are received, provided they are received prior to 4:00 p.m. Eastern time or, if the New York Stock Exchange closes earlier than 4:00 p.m., prior to such earlier closing time. Orders received after such time will be processed the following business day. Generally, payment for Fund shares sold will be made on the day on which the order is processed, but may be postponed under extraordinary circumstances when the Investment Manager believes that same day payment is impractical or could have a material adverse impact on the Fund. For example, on any day that the Bond Market Association recommends that the bond markets close early, payments may be postponed with respect to redemption requests received subsequent to the recommended closing time. Such postponements will normally be until the next business day, but will not exceed seven calendar days (or three business days, if the order is executed through a broker). If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
Each Fund passes substantially all of its earnings along to its investors as "distributions." Each Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions." The Investment Manager does not anticipate that there will be significant capital gain distributions.

Each Fund declares and pays income dividends on each day the New York Stock Exchange is open for business, of all of its daily net investment income to shareholders of record as of 4:00 p.m. Eastern time (or, on days when the New York Stock Exchange closes prior to such time, at such earlier time). Dividends are reinvested automatically in additional shares of the respective Fund (rounded to the last 1/100 of a share). Short-term capital gains, if any, are distributed periodically. Long-term capital gains, if any, are distributed at least once in December.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your investment in a Fund will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Fund.


Your distributions are normally subject to federal and state income tax when they are paid. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in a Fund.


Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


When you open your Fund account, you should provide your social security or tax identification number. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

Active Assets Institutional Money Trust
Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                                                      FOR THE PERIOD
                                                                  FOR THE YEAR ENDED JUNE 30,       FEBRUARY 15, 2000*
                                                              ------------------------------------       THROUGH
                                                                 2003        2002         2001        JUNE 30, 2000
----------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                             $ 1.00      $ 1.00       $ 1.00          $ 1.00
----------------------------------------------------------------------------------------------------------------------
 Net income from investment operations                             0.014       0.024        0.058           0.023
----------------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income                        (0.014)+     (0.024)+     (0.058)+        (0.023)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $ 1.00      $ 1.00       $ 1.00          $ 1.00
----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                                       1.37%       2.45%        5.95%           2.31%(1)
----------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------
 Expenses                                                           0.17%       0.17%        0.19%           0.20%(2)(3)
----------------------------------------------------------------------------------------------------------------------
 Net investment income                                              1.36%       2.40%        5.61%           6.12%(2)(3)
----------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                      $1,148,466  $1,152,759   $1,146,341        $813,428
----------------------------------------------------------------------------------------------------------------------

 *    COMMENCEMENT OF OPERATIONS.
 +    INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) IF THE FUND HAD BORNE ALL OF ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 0.31% AND 6.01%, RESPECTIVELY.

Active Assets Institutional Government Securities Trust
Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance since the commencement of operations. Certain information reflects financial results for a single Fund share throughout the period. The total return in the table represents the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                     FOR THE PERIOD
                                                    NOVEMBER 4, 2002*
                                                         THROUGH
                                                      JUNE 30, 2003
---------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------
 Net asset value, beginning of period                     $ 1.00
---------------------------------------------------------------------
 Net income from investment operations                     0.008
---------------------------------------------------------------------
 Less dividends from net investment income                (0.008)
---------------------------------------------------------------------
 Net asset value, end of period                           $ 1.00
---------------------------------------------------------------------
 TOTAL RETURN                                               0.82%(1)
---------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------
 Expenses                                                   0.03%(2)(3)
---------------------------------------------------------------------
 Net investment income                                      1.17%(2)(3)
---------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------
 Net assets, end of period, in thousands                $155,363
---------------------------------------------------------------------

 *    COMMENCEMENT OF OPERATIONS.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) IF THE FUND HAD BORNE ALL OF ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 0.47% AND 0.73%.

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
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 16

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                                                                              17

[MORGAN STANLEY LOGO]

Additional information about each Fund's investments is available in each Funds' ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. The Funds' STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Funds. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Funds, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS
You also may obtain information about the Funds by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
                          www.morganstanley.com/funds
Information about the Funds (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  TICKER SYMBOLS:
    Active Assets Institutional Money Trust                                AVIXX
------


    Active Assets Institutional Government
    Securities Trust                                                       AISXX

------

(ACTIVE ASSETS INSTITUTIONAL MONEY TRUST'S INVESTMENT COMPANY ACT FILE NO. IS 811-9713)
(ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST'S INVESTMENT COMPANY ACT FILE NO. IS 811-21024)
CLF#37854

Investments and services are offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley, Active Assets-Registered Trademark- and Active Assets Account-Registered Trademark- are service marks of Morgan Stanley or its affiliates.


Active Assets -- Institutional Money Trust
              Institutional Government Securities Trust

TWO SEPARATE MONEY MARKET
FUNDS OFFERED EXCLUSIVELY TO
PARTICIPANTS IN THE ACTIVE
ASSETS-REGISTERED TRADEMARK- OR BUSINESSCAPE-SM-
FINANCIAL SERVICE PROGRAMS.


                                                   PROSPECTUS -- AUGUST 29, 2003

STATEMENT OF ADDITIONAL INFORMATION


AUGUST 29, 2003


ACTIVE ASSETS
INSTITUTIONAL MONEY TRUST
ACTIVE ASSETS
INSTITUTIONAL
GOVERNMENT
SECURITIES TRUST

----------------------------------------------------------------------


     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated August 29, 2003) for Active Assets Institutional Money Trust and Active Assets Institutional Government Securities Trust (each, a "Fund") may be obtained without charge from the Funds at their address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Active Assets Institutional Money Trust
Active Assets Institutional Government Securities Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    I.  History of the Funds.............................................    4
   II.  Description of the Funds and Their Investments and Risks.........    4
        A. Classification................................................    4
        B. Investment Strategies and Risks...............................    4
        C. Investment Objectives/Policies/Investment Restrictions........    6
  III.  Management of the Funds..........................................    7
        A. Board of Trustees.............................................    7
        B. Management Information........................................    7
        C. Compensation..................................................   13
   IV.  Control Persons and Principal Holders of Securities..............   16
    V.  Investment Management and Other Services.........................   16
        A. Investment Manager............................................   16
        B. Principal Underwriter.........................................   17
        C. Services Provided by the Investment Manager...................   18
        D. Other Service Providers.......................................   19
        E. Codes of Ethics...............................................   19
   VI.  Brokerage Allocation and Other Practices.........................   19
        A. Brokerage Transactions........................................   19
        B. Commissions...................................................   20
        C. Brokerage Selection...........................................   20
        D. Directed Brokerage............................................   21
        E. Regular Broker-Dealers........................................   21
  VII.  Capital Stock and Other Securities...............................   21
 VIII.  Purchase, Redemption and Pricing of Shares.......................   22
        A. Purchase/Redemption of Shares.................................   22
        B. Offering Price................................................   22
   IX.  Taxation of the Funds and Their Shareholders.....................   24
    X.  Underwriters.....................................................   26
   XI.  Calculation of Performance Data..................................   26
  XII.  Financial Statements.............................................   27
 XIII.  Morgan Stanley Investment Management Proxy Voting Policy and       Appendix
        Procedures.......................................................  A

                       GLOSSARY OF SELECTED DEFINED TERMS

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

    "CUSTODIAN" -- The Bank of New York is the Custodian of the Funds' assets.

    "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

    "FUND" -- Either of Active Assets Institutional Money Trust or Active Assets Institutional Government Securities Trust, each a registered, no-load open-end investment company.

    "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Funds.

    "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

    "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

    "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

    "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

    "TRUSTEES" -- The Board of Trustees of the Funds.

I. HISTORY OF THE FUNDS
--------------------------------------------------------------------------------

    Each Fund was organized as a Massachusetts business trust, under a separate Declaration of Trust. Active Assets Institutional Money Trust was organized on November 23, 1999. Active Assets Institutional Government Securities Trust was organized on January 18, 2002.

II. DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    Each Fund is an open-end, diversified management investment company whose investment objectives is to provide high current income, preservation of capital and liquidity.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Funds' investment strategies and risks should be read with the sections of the Funds' PROSPECTUS entitled "Principal Investment Strategies" and "Principal Risks."

    REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Funds in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Funds. These agreements, which may be viewed as a type of secured lending by the Funds, typically involve the acquisition by the Funds of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that a Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such a decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Funds will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Funds to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Funds follow procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price which consists of the acquisition price paid to the seller of the securities plus the accrued resale premium, which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the acquisition price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs (as defined under Rule 2a-7 of the Investment Company Act of 1940) or unrated securities that are of comparable quality to securities that are rated in the highest rating category by the Requisite NRSROs, as determined by the Board of Trustees of the Fund or its delegate. Additionally, Upon an Event of Insolvency (as defined under Rule 2a-7) with respect to the seller, the collateral must qualify the repurchase agreement for preferential treatment under a provision of applicable insolvency law providing an exclusion from any automatic stay of creditors' rights against the seller. In the event of a default or bankruptcy by a selling financial institution, the Funds will seek to liquidate such collateral. However, the exercising of a Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Funds could suffer a loss. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets. A Fund's investments in repurchase agreements may at times be substantial when, in the view of the Fund's Investment Manager, liquidity or other considerations warrant.

    VARIABLE RATE AND FLOATING RATE OBLIGATIONS. Each Fund may invest in variable rate and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby a Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Funds to maintain a stable net asset value per share and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to a Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by a Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets a Fund's investment quality requirements.

    REVERSE REPURCHASE AGREEMENTS. Each Fund may also use reverse repurchase agreements. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when it will be to its advantage to do so. Each Fund will establish a segregated account with its Custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Funds and for purposes other than meeting redemptions may not exceed 5% of each Fund's total assets.

    PRIVATE PLACEMENTS. Active Assets Institutional Money Trust may invest in commercial paper issued in reliance on the so-called "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 ("Securities Act") and which may be sold to other institutional investors pursuant to Rule 144A under the Securities Act. Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities."

    LENDING PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that a Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Funds' management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Funds will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

C. INVESTMENT OBJECTIVES/POLICIES/INVESTMENT RESTRICTIONS
    Each Fund's investment objectives, policies and restrictions listed below have been adopted by the Funds as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the applicable Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the applicable Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the applicable Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, in each case, unless otherwise noted or required by law (such as limitations relating to borrowing or investments in illiquid securities).

Each Fund will:

    1.  Seek high current income, preservation of capital and liquidity.

Each Fund will not:

    1. Borrow money, except for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, provided that (i) borrowing in the aggregate may not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed); or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of 33 1/3% of the value of the Fund's total assets, and (ii) borrowing for purposes other than meeting redemption requests may not exceed 5% of the value of the Fund's total assets (including the amount borrowed).

    2. With respect to 75% of its total assets, purchase any securities, other than obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer.

    3. With respect to 75% of its total assets, purchase any securities, other than obligations of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, more than 10% of the outstanding securities of one issuer would be owned by the Fund (for this purpose all indebtedness of an issuer shall be deemed a single class of security).

    4. Purchase any securities, other than obligations of banks or of the U.S. government, or its agencies or instrumentalities, if, immediately after such purchase, 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in bank obligations or in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

    5.  Purchase any common stocks or other equity securities.

    6. Make loans to others, except through the purchase of the permitted debt obligations and repurchase agreements; and loans of portfolio securities in excess of 10% of the value of the Fund's total assets, made in accordance with guidelines established by the Fund's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

    7. Purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interests therein.

    8. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or development programs.

    9.  Underwrite securities of other issuers.

    10. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of:
(a) entering into any repurchase agreement; (b) entering into any reverse repurchase agreement; (c) purchasing any securities on a when-issued or delayed delivery basis; or (d) borrowing money in accordance with restrictions described above.

    In addition, as a non-fundamental policy, each Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G), or 12(d)(1)(J) of the Investment Company Act.

Notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

III. MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES
    The Board of Trustees of each of the Funds oversees the management of each Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Funds' general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Funds in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Funds and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of each Fund and its shareholders.


B. MANAGEMENT INFORMATION


    Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Funds approved Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of each of the Funds, thereby consolidating the existing Board of the Funds with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP.



    TRUSTEES AND OFFICERS. The Board of each of the Funds consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.



    The Independent Trustees of each of the Funds, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of July 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP).



                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANTS    SERVED*            PAST 5 YEARS**          BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael Bozic (62)        Trustee      Since        Retired; Director or Trustee       216      Director of Weirton Steel
c/o Mayer, Brown, Rowe &               April 1994   of the Retail Funds and TCW/DW              Corporation.
Maw LLP                                             Term Trust 2003 (since April
Counsel to the                                      1994) and the Institutional
Independent Directors                               Funds (since July 2003);
1675 Broadway                                       formerly Vice Chairman of
New York, NY                                        Kmart Corporation (December
                                                    1998-October 2000), Chairman
                                                    and Chief Executive Officer of
                                                    Levitz Furniture Corporation
                                                    (November 1995-November 1998)
                                                    and President and Chief
                                                    Executive Officer of Hills
                                                    Department Stores (May
                                                    1991-July 1995); formerly
                                                    variously Chairman, Chief
                                                    Executive Officer, President
                                                    and Chief Operating Officer
                                                    (1987-1991) of the Sears
                                                    Merchandise Group of Sears,
                                                    Roebuck & Co.


----------------------------------

 * This is the earliest date the Trustees began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.



** The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANTS    SERVED*            PAST 5 YEARS**          BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Edwin J. Garn (70)        Trustee      Since        Director or Trustee of the         216      Director of Franklin
c/o Summit Ventures LLC                January      Retail Funds and TCW/DW Term                Covey (time management
1 Utah Center                          1993         Trust 2003 (since January                   systems), BMW Bank of
201 S. Main Street                                  1993) and the Institutional                 North America, Inc.
Salt Lake City, UT                                  Funds (since July 2003);                    (industrial loan
                                                    member of the Utah Regional                 corporation), United
                                                    Advisory Board of Pacific                   Space Alliance (joint
                                                    Corp.; formerly United States               venture between Lockheed
                                                    Senator (R-Utah) (1974-1992)                Martin and the Boeing
                                                    and Chairman, Senate Banking                Company) and Nuskin Asia
                                                    Committee (1980-1986), Mayor                Pacific (multilevel
                                                    of Salt Lake City, Utah                     marketing); member of the
                                                    (1971-1974), Astronaut, Space               board of various civic
                                                    Shuttle Discovery                           and charitable
                                                    (April 12-19, 1985), and Vice               organizations.
                                                    Chairman, Huntsman Corporation
                                                    (chemical company).

Wayne E. Hedien (69)      Trustee      Since        Retired; Director or Trustee       216      Director of The PMI Group
c/o Mayer, Brown, Rowe &               September    of the Retail Funds and TCW/DW              Inc. (private mortgage
Maw LLP                                1997         Term Trust 2003; (Since                     insurance); Trustee and
Counsel to the                                      September 1997) and the                     Vice Chairman of The
Independent Directors                               Institutional Funds (since                  Field Museum of Natural
1675 Broadway                                       July 2003); formerly                        History; director of
New York, NY                                        associated with the Allstate                various other business
                                                    Companies (1966-1994), most                 and charitable
                                                    recently as Chairman of The                 organizations.
                                                    Allstate Corporation (March
                                                    1993-December 1994) and
                                                    Chairman and Chief Executive
                                                    Officer of its wholly-owned
                                                    subsidiary, Allstate Insurance
                                                    Company (July 1989-December
                                                    1994).

Dr. Manuel H. Johnson     Trustee      Since        Chairman of the Audit              216      Director of NVR, Inc.
(54)                                   July 1991    Committee and Director or                   (home construction);
c/o Johnson Smick                                   Trustee of the Retail Funds                 Chairman and Trustee of
International, Inc.                                 and TCW/DW Term Trust 2003                  the Financial Accounting
2099 Pennsylvania                                   (since July 1991) and the                   Foundation (oversight
Avenue, N.W.                                        Institutional Funds (since                  organization of the
Suite 950                                           July 2003); Senior Partner,                 Financial Accounting
Washington, D.C.                                    Johnson Smick                               Standards Board);
                                                    International, Inc., a                      Director of RBS Greenwich
                                                    consulting firm; Co-Chairman                Capital Holdings
                                                    and a founder of the Group of               (financial holding
                                                    Seven Council (G7C), an                     company).
                                                    international economic
                                                    commission; formerly Vice
                                                    Chairman of the Board of
                                                    Governors of the Federal
                                                    Reserve System and Assistant
                                                    Secretary of the U.S.
                                                    Treasury.

Joseph J. Kearns (60)     Trustee      Since July   Deputy Chairman of the Audit       217      Director of Electro Rent
PMB754                                 2003         Committee and Director or                   Corporation (equipment
23852 Pacific                                       Trustee of the Retail Funds                 leasing), The Ford Family
Coast Highway                                       and TCW/DW Term Trust 2003                  Foundation, and the UCLA
Malibu, CA                                          (since July 2003) and the                   Foundation.
                                                    Institutional Funds (since
                                                    August 1994); previously
                                                    Chairman of the Audit
                                                    Committee of the Institutional
                                                    Funds (October 2001-July
                                                    2003); President, Kearns &
                                                    Associates LLC (investment
                                                    consulting); formerly CFO of
                                                    the J. Paul Getty Trust.


----------------------------------


 * This is the earliest date the Trustees began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.



** The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANTS    SERVED*            PAST 5 YEARS**          BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael E. Nugent (67)    Trustee      Since July   Chairman of the Insurance          216      Director of various
c/o Triumph Capital,                   1991         Committee and Director or                   business organizations.
L.P.                                                Trustee of the Retail Funds
445 Park Avenue                                     and TCW/DW Term Trust 2003
New York, NY                                        (since July 1991) and the
                                                    Institutional Funds (since
                                                    July 2001); General Partner of
                                                    Triumph Capital, L.P., a
                                                    private investment
                                                    partnership; formerly Vice
                                                    President, Bankers Trust
                                                    Company and BT Capital
                                                    Corporation (1984-1988).

Fergus Reid (71)          Trustee      Since July   Chairman of the Governance         217      Trustee and Director of
85 Charles Colman Blvd.                2003         Committee and Director or                   certain investment
Pawling, NY                                         Trustee of the Retail Funds                 companies in the JPMorgan
                                                    and TCW/DW Term Trust 2003                  Funds complex managed by
                                                    (since July 2003) and the                   JP Morgan Investment
                                                    Institutional Funds (since                  Management Inc.
                                                    June 1992); Chairman of
                                                    Lumelite Plastics Corporation.



  The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of July 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.



                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                           FUND
                                                                                          COMPLEX
                             POSITION(S)   LENGTH OF                                    OVERSEEN BY
 NAME, AGE AND ADDRESS OF     HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   MANAGEMENT    OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE       REGISTRANTS    SERVED*            PAST 5 YEARS**             TRUSTEE            BY TRUSTEE
---------------------------  -----------  -----------  ------------------------------  -------------  -------------------------
Charles A. Fiumefreddo (70)  Chairman of  Since        Chairman and Director or             216       None
c/o Morgan Stanley Trust     the Board    July 1991    Trustee of the Retail Funds
Harborside Financial         and Trustee               and TCW/DW Term Trust 2003
Center,                                                (since July 1991) and the
Plaza Two,                                             Institutional Funds (since
Jersey City, NJ                                        July 2003); formerly Chief
                                                       Executive Officer of the
                                                       Retail Funds and the TCW/DW
                                                       Term Trust 2003 (until
                                                       September 2002).

James F. Higgins (55)        Trustee      Since        Director or Trustee of the           216       Director of AXA
c/o Morgan Stanley Trust                  June 2000    Retail Funds and TCW/DW Term                   Financial, Inc. and The
Harborside Financial                                   Trust 2003 (since June 2000)                   Equitable Life Assurance
Center,                                                and the Institutional Funds                    Society of the United
Plaza Two,                                             (since July 2003); Senior                      States (financial
Jersey City, NJ                                        Advisor of Morgan Stanley                      services).
                                                       (since August 2000); Director
                                                       of the Distributor and Dean
                                                       Witter Realty Inc.; previously
                                                       President and Chief Operating
                                                       Officer of the Private Client
                                                       Group of Morgan Stanley (May
                                                       1999-August 2000), and
                                                       President and Chief Operating
                                                       Officer of Individual
                                                       Securities of Morgan Stanley
                                                       (February 1997-May 1999).


----------------------------------


 * This is the earliest date the Trustees began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.



** The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                           FUND
                                                                                          COMPLEX
                             POSITION(S)   LENGTH OF                                    OVERSEEN BY
 NAME, AGE AND ADDRESS OF     HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   MANAGEMENT    OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE       REGISTRANTS    SERVED*            PAST 5 YEARS**             TRUSTEE            BY TRUSTEE
---------------------------  -----------  -----------  ------------------------------  -------------  -------------------------
Philip J. Purcell (59)       Trustee      Since April  Director or Trustee of the           216       Director of American
1585 Broadway                             1994         Retail Funds and TCW/DW Term                   Airlines, Inc. and its
New York, NY                                           Trust 2003 (since April 1994)                  parent company, AMR
                                                       and the Institutional Funds                    Corporation.
                                                       (since July 2003); Chairman of
                                                       the Board of Directors and
                                                       Chief Executive Officer of
                                                       Morgan Stanley and Morgan
                                                       Stanley DW Inc.; Director of
                                                       the Distributor; Chairman of
                                                       the Board of Directors and
                                                       Chief Executive Officer of
                                                       Novus Credit Services Inc.;
                                                       Director and/ or officer of
                                                       various Morgan Stanley
                                                       subsidiaries.



----------------------------------
 * This is the earliest date the Trustees began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.



** The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.



                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANTS           SERVED*                             PAST 5 YEARS**
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Mitchell M. Merin (49)          President        Since May 1999         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                             Investment Management Inc.; President, Director and
New York, NY                                                            Chief Executive Officer of the Investment Manager and
                                                                        Morgan Stanley Services; Chairman, Chief Executive
                                                                        Officer and Director of the Distributor; Chairman and
                                                                        Director of the Transfer Agent; Director of various
                                                                        Morgan Stanley subsidiaries; President Morgan Stanley
                                                                        Investments LP (since February 2003); President of the
                                                                        Institutional Funds (since July 2003) and President of
                                                                        the Retail Funds and TCW/DW Term Trust 2003 (since May
                                                                        1999); Trustee (since July 2003) and President (since
                                                                        December 2002) of the Van Kampen Closed-End Funds;
                                                                        Trustee (since May 1999) and President (since October
                                                                        2002) of the Van Kampen Open-End Funds.

Barry Fink (48)                 Vice President   Since February 1997    General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     and General                             (since December 2000) of Morgan Stanley Investment
New York, NY                    Counsel                                 Management; Managing Director (since December 2000),
                                                                        Secretary (since February 1997) and Director (since
                                                                        July 1998) of the Investment Manager and Morgan Stanley
                                                                        Services; Assistant Secretary of Morgan Stanley DW;
                                                                        Chief Legal Officer of Morgan Stanley Investments LP
                                                                        (since July 2002); Vice President of the Institutional
                                                                        Funds (since July 2003); Vice President and Secretary
                                                                        of the Distributor; previously Secretary of the Retail
                                                                        Funds (February 1997-July 2003); previously Vice
                                                                        President and Assistant General Counsel of the
                                                                        Investment Manager and Morgan Stanley Services
                                                                        (February 1997-December 2001).



----------------------------------
 * This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.



** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANTS           SERVED*                             PAST 5 YEARS**
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Ronald E. Robison (64)          Executive Vice   Since April 2003       Chief Global Operations Officer and Managing Director
1221 Avenue of the Americas     President and                           of Morgan Stanley Investment Management Inc.; Managing
New York, NY                    Principal                               DIrector of Morgan Stanley & Co. Incorporated; Managing
                                Executive                               DIrector of Morgan Stanley; Managing Director, Chief
                                Officer                                 Administrative Officer and Director of the Investment
                                                                        Manager and Morgan Stanley Services; Chief Executive
                                                                        Officer and Director of the Transfer Agent; Executive
                                                                        Vice President and Principal Executive Officer of the
                                                                        Institutional Funds (since July 2003); and the TCW/DW
                                                                        Term Trust 2003 (since April 2003); previously
                                                                        President of the Institutional Funds (March 2001-July
                                                                        2003) and Director of the Institutional Funds (March
                                                                        2001-July 2003).

Joseph J. McAlinden (60)        Vice President   Since July 1995        Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                             Investment Manager, Morgan Stanley Investment
New York, NY                                                            Management Inc. and Morgan Stanley Investments LP;
                                                                        Director of the Transfer Agent, Chief Investment
                                                                        Officer of the Van Kampen Funds; Vice President of the
                                                                        Institutional Funds (since July 2003) and the Retail
                                                                        Funds (since July 1995).

Stefanie V. Chang (36)          Vice President   Since July 2003        Executive Director of Morgan Stanley & Co. and Morgan
1221 Avenue of the Americas                                             Stanley Investment Management Inc. and Vice President
New York, NY                                                            of the Institutional Funds (since December 1997) and
                                                                        the Retail Funds (since July 2003); formerly practiced
                                                                        law with the New York law firm of Rogers & Wells (now
                                                                        Clifford Chance LLP).

Francis Smith (37)              Treasurer and    Treasurer since July   Executive Director of the Investment Manager and Morgan
c/o Morgan Stanley Trust        Chief Financial  2003 and Chief         Stanley Services (since December 2001); previously Vice
Harborside Financial Center,    Officer          Financial Officer      President of the Retail Funds (September 2002-July
Plaza Two,                                       since September 2002   2003); previously Vice President of the Investment
Jersey City, NJ                                                         Manager and Morgan Stanley Services (August
                                                                        2000-November 2001) and Senior Manager at
                                                                        PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (57)           Vice President   Since July 2003        Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                                Treasurer of the Investment Manager, the Distributor
Harborside Financial Center,                                            and Morgan Stanley Services; previously Treasurer of
Plaza Two,                                                              the Retail Funds (April 1989-July 2003); formerly First
Jersey City, NJ                                                         Vice President of the Investment Manager, the
                                                                        Distributor and Morgan Stanley Services.

Mary E. Mullin (36)             Secretary        Since July 2003        Vice President of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas                                             Morgan Stanley Investment Management Inc.; Secretary of
New York, NY                                                            the Institutional Funds (since June 1999) and the
                                                                        Retail Funds (since July 2003); formerly practiced law
                                                                        with the New York law firms of McDermott, Will & Emery
                                                                        and Skadden, Arps, Slate, Meagher & Flom LLP.



----------------------------------
 * This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.



** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

  In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of each of the Funds:
Sara Badler, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Marilyn K. Cranney, Joanne Doldo, Natasha Kassian, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.



    For each Trustee, the dollar range of equity securities beneficially owned by the Trustees in each of the Funds and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2002 is shown below. Messrs. Kearns and Reid did not serve as Trustees of the Funds during the calendar year ended December 31, 2002.



                                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                 ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS   BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
       NAME OF TRUSTEE                    (AS OF DECEMBER 31, 2002)                       (AS OF DECEMBER 31, 2002)
------------------------------  ----------------------------------------------  ----------------------------------------------
INDEPENDENT:

Michael Bozic                              over $100,000(1)                                     over $100,000

Edwin J. Garn                                    none                                           over $100,000

Wayne E. Hedien                            over $100,000(1)                                     over $100,000

Dr. Manuel H. Johnson                            none                                           over $100,000

Michael E. Nugent                                none                                           over $100,000

INTERESTED:

Charles A. Fiumefreddo                     over $100,000(2)                                     over $100,000

James F. Higgins                           over $100,000(1)                                     over $100,000

Philip J. Purcell                          over $100,000(1)                                     over $100,000


----------------------------------

(1)  Active Assets Tax-Free Trust


(2)  Active Assets Money Trust, Active Assets Tax-Free Trust



  As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of each of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of each of the Funds.



    INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.



    The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.



    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Funds' fiscal year ended June 30, 2003, the Audit Committee held six meetings.



    The Boards of the Retail Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Reid, Bozic and Garn. The Governance Committee was established on July 31, 2003 and therefore no meetings were held during the Fund's most recent fiscal year end.



    Finally, the board of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Funds' fiscal year ended June 30, 2003, the Insurance Committee held one meeting.



    ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.



    TRUSTEE AND OFFICER INDEMNIFICATION. Each Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of each of the Funds.



C. COMPENSATION



    Effective August 1, 2003, each Independent Trustee will receive an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee will receive $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee will receive an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee will receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee will be paid by the Retail Funds and Institutional Funds, and will be allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.



    Prior to August 1, 2003, each of the Funds paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Funds paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent

Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Trustees were paid a single meeting fee by the Funds. The Funds also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Funds who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Funds for their services as Trustee. Each Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.



    The following table illustrates the compensation that each Fund paid to its Trustees for the fiscal year ended June 30, 2003. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the Fund's last fiscal year and therefore did not receive compensation from the Funds for that period.


                    ACTIVE ASSETS INSTITUTIONAL MONEY TRUST


                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF TRUSTEE                                                  FROM THE FUND
---------------                                                 ---------------
Michael Bozic.................................................      $1,767
Edwin J. Garn.................................................       1,767
Wayne E. Hedien...............................................       1,767
Dr. Manuel H. Johnson.........................................       2,531
Michael E. Nugent.............................................       2,310
Charles A. Fiumefreddo........................................       5,034



   At such time as the Fund has been in operation, and has paid fees to the Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of meetings of the Board, the Trustees and the Committees as were held by the other funds in the Fund Complex during the calendar year ended December 31, 2002, it is estimated that the compensation paid to each Trustee during such fiscal year will be the amount shown in the following table:



      ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST (ESTIMATED)



                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF TRUSTEE                                                  FROM THE FUND
---------------                                                 ---------------
Michael Bozic.................................................     $    273
Edwin J. Garn.................................................          272
Wayne E. Hedien...............................................          273
Dr. Manuel H. Johnson.........................................          364
Michael E. Nugent.............................................          318
Charles A. Fiumefreddo........................................          546



   The following table illustrates the compensation paid to the Funds' Trustees for the calendar year ended December 31, 2002 for services to the Morgan Stanley Fund Complex (consisting of 216 portfolios) that were in operation at December 31, 2002. None of the Funds' Trustees received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002 except for Messrs. Nugent, Kearns and Reid, who received compensation for services as Director/ Trustee to 14 other registered funds (13 in the case of Mr. Nugent) (consisting of 91 portfolios) (90 in the case of Mr. Nugent) in the Fund Complex.



             CASH COMPENSATION FROM THE MORGAN STANLEY FUND COMPLEX



                                                                  TOTAL CASH
                                                                 COMPENSATION
                                                                FOR SERVICES TO
                                                                  THE MORGAN
                                                                 STANLEY FUND
NAME OF TRUSTEE                                                     COMPLEX
---------------                                                 ---------------
Michael Bozic.................................................     $159,650
Edwin J. Garn.................................................      159,650
Wayne E. Hedien...............................................      158,950
Joseph J. Kearns*.............................................       95,500
Dr. Manuel H. Johnson.........................................      226,063
Michael E. Nugent.............................................      296,475
Fergus Reid*..................................................       95,500
Charles A. Fiumefreddo........................................      360,000


--------------------------

* Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid, pursuant to which each Messrs. Kearns and Reid may defer to a later date the receipt of Trustees fees. The cumulative amounts deferred by Messrs. Kearns and Reid are $274,204 and $454,541, respectively.

    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Retail Funds, not including the Funds, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Director/Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to the Funds' Independent Trustees by the 49 Morgan Stanley Retail Funds for the year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement from the 49 Morgan Stanley Retail Funds (not including each Fund) as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.
Messrs. Kearns and Reid did not serve as Trustees of the Funds during the Funds' last fiscal year or during the last calendar year and therefore did not accrue any retirement benefits. Furthermore, as of this Statement of Additional Information, Messrs. Kearns and Reid do not participate in the retirement program.



            RETIREMENT BENEFITS FROM ALL MORGAN STANLEY RETAIL FUNDS



                                       FOR ALL ADOPTING FUNDS
                                  --------------------------------
                                     ESTIMATED
                                     CREDITED
                                     YEARS OF         ESTIMATED                              ESTIMATED ANNUAL
                                    SERVICE AT       PERCENTAGE      RETIREMENT BENEFITS       BENEFITS UPON
                                    RETIREMENT       OF ELIGIBLE     ACCRUED AS EXPENSES      RETIREMENT FROM
NAME OF INDEPENDENT TRUSTEE        (MAXIMUM 10)     COMPENSATION    BY ALL ADOPTING FUNDS  ALL ADOPTING FUNDS(2)
---------------------------       ---------------  ---------------  ---------------------  ---------------------
Michael Bozic...................        10             60.44%              $18,457                $47,838
Edwin J. Garn...................        10             60.44                23,881                 47,878
Wayne E. Hedien.................         9             51.37                34,473                 40,842
Dr. Manuel H. Johnson...........        10             60.44                19,803                 70,050
Michael E. Nugent...............        10             60.44                32,362                 62,646


--------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote
      (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    The following owned 5% or more of the outstanding shares of Active Assets Institutional Money Trust on August 7, 2003: CFS/AAA Institutional Money Trust Omnibus Account, Peter Fu AAA Manager, 5 WTC, 6th FL, New York, NY
10048-0205 -- 35.89%.



    The following owned 5% or more of the outstanding shares of Active Assets Institutional Government Securities Trust on August 7, 2003: Robert & Patricia Kern REV TR U/A, ATTN: Paul Petitjean DTD 12/30/1992, 805 Talon Trail, Brookfield, WI 53045-6661 -- 13.31%; CFS/AAA Institutional Government Securities Trust Omnibus Account, ATTN: Peter Fu AAA OPS, Harborside Financial
Center -- 6th FL, Jersey City, NJ 07302 -- 11.17%; Lois Haber, 560 Bryn Mawr Ave, Bryn Mawr, PA 19110-2004 10.64%; City of Springfield, ATTN: Matthew Donnellan, 36 Court Street, Springfield, MA 01103-1699 -- 10.24% and New Jersey Education Association, ATTN: Elisabeth John, PO Box 1211, Trenton, NJ
08607-1211 --  7.82%.



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Funds owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to each Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to separate Investment Management Agreements (each, a "Management Agreement") with the Investment Manager, each Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Each Fund pays the Investment Manager monthly compensation amounting to 0.15% of the Fund's average daily net assets.


    In the case of Active Assets Institutional Government Securities Trust, the Investment Manager has agreed to assume all operating expenses and to waive the compensation provided for in its Investment Management Agreement until such time as the Fund has $100 million of net assets or December 31, 2003, whichever occurs first. On April 22, 2003 the Fund reached $100 million in net assets. For the period April 22, 2003 through December 31, 2003, the Fund's expenses are capped as follows: 0.05% of the Fund's daily net assets while the Fund's net assets are up to $250 million; 0.10% of the Fund's daily net assets while the Fund's net assets are between $250 million and $500 million; 0.15% of the Fund's daily net assets while the Fund's net assets are between $500 million and $750 million; and 0.20% of the Fund's daily net assets once the Fund's net assets exceed $750 million.


    Thereafter, in the case of Active Assets Institutional Government Securities Trust, and on an ongoing basis in the case of Active Assets Institutional Money Trust, the Investment Manager has agreed under each respective Management Agreement to assume Fund operating expenses (except for brokerage fees) to the extent that such operating expenses exceed on an annualized basis 0.20% of the average daily net assets of the Fund. This may reduce the investment management fee below 0.15% for the Funds.


    Taking these waivers and assumptions of expenses into account, for the fiscal years ended June 30, 2001, 2002 and 2003, Active Assets Institutional Money Trust accrued to the Investment Manager total compensation under its Management Agreement in the amounts of $1,321,303, $1,766,665 and $1,779,758, respectively.

    Taking these waivers and assumptions of expenses into account, for the fiscal period November 4, 2002 (commencement of operations) through June 30, 2003, Active Assets Institutional Government Securities Trust accrued to the Investment Manager total compensation under its Management Agreement in the amount of $0.


    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

    In approving the Management Agreement of Active Assets Institutional Money Trust, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


    In approving the Management Agreement of Active Assets Institutional Government Securities Trust, the Board of Trustees including the Independent Trustees, considered the nature, quality and scope of the services to be provided by the Investment Manager, the estimated fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees reviewed reports about the foregoing factors. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees of Active Assets Institutional Government Securities Trust, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and shareholders.


B. PRINCIPAL UNDERWRITER

    Each Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, each Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of each Fund. In addition, the Distributor may enter into similar agreements with other selected broker dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

    The Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from the Investment Manager's own funds, the following annual residual commissions, based on the current value of each account for investors in the Funds, for which they are the Financial Advisors of record:

FUND                                                          ANNUAL RESIDUAL COMMISSION
----------------------------------------------------------------------------------------
 Active Assets Institutional Money Trust                                     0.03%
----------------------------------------------------------------------------------------
 Active Assets Institutional Government Securities Trust                     0.03%
----------------------------------------------------------------------------------------

   The residual is a charge which reflects residual commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's expenses associated with the servicing of shareholders' accounts, including the expenses of operating Morgan Stanley DW's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts.

    Each Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under each Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Funds or any of their shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Funds or their shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of each Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of each Fund in a manner consistent with its investment objective.

    Under the terms of each Management Agreement, in addition to managing each Fund's investments, the Investment Manager maintains certain of each Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Funds.

    Expenses not expressly assumed by the Investment Manager under each Management Agreement or by the Distributor, will be paid by the applicable Fund. These expenses include, but are not limited to: charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs; the cost and expense of printing, including typesetting, and distributing prospectuses of each Fund and supplements thereto to the Funds' shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of each Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Funds or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of each Fund's independent auditors; membership dues of industry associations; interest on either Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of each Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of each Fund's operation.

    Each Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to either Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by either Fund or its investors.

    Each Management Agreement will remain in effect from year to year, provided continuance of each Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the applicable Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the applicable Fund, including a majority of the Independent Trustees.

D. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

    Morgan Stanley Trust is the Transfer Agent for each Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on each Fund's shares and agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS


    The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian for each Fund's assets. Any of the Funds' cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281 serves as the independent auditors of each Fund. The independent auditors are responsible for auditing the annual financial statements of each Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from each Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

E. CODES OF ETHICS

    The Funds, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Funds, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of portfolio securities are normally transacted through dealers, issuers or underwriters. Such transactions are generally made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


    During the fiscal years ended June 30, 2001, 2002 and 2003, Active Assets Institutional Money Trust paid no such brokerage commissions or concessions.



    During the period November 4, 2002 (commencement of operations) through June 30, 2003, Active Assets Institutional Government Securities Trust paid no such brokerage commissions or concessions.

B. COMMISSIONS

    Pursuant to an order of the SEC, each Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. Each Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


    During the fiscal years ended June 30, 2001 2002 and 2003, Active Assets Institutional Money Trust did not effect any principal transactions with Morgan Stanley DW.



    During the period November 4, 2002 (commencement of operations) through June 30, 2003, Active Assets Institutional Government Securities Trust did not effect any principal transactions with Morgan Stanley DW.


    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for either Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Funds do not reduce the management fee they pay to the Investment Manager by any amount of the brokerage commissions they may pay to an affiliated broker or dealer.


    During the fiscal years ended June 30, 2001 2002 and 2003, Active Assets Institutional Money Trust paid no brokerage commissions to an affiliated broker or dealer.



    During the period November 4, 2002 (commencement of operations) through June 30, 2003, Active Assets Institutional Government Securities Trust paid no brokerage commissions to an affiliated broker or dealer.


C. BROKERAGE SELECTION

    The policy of each Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

    In seeking to implement the Funds' policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Funds or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Funds directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Funds do not reduce the management fee they pay to the Investment Manager by any amount that may be attributable to the value of such services.

    Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of each Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Funds do not, however, require a broker-dealer to sell shares of the Fund, in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Funds' transactions will be directed to a broker which sells shares of the Funds to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.

    The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Funds) in such manner they deem equitable. In making such allocations among the Funds and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


    During the fiscal years ended June 30, 2001 2002 and 2003, Active Assets Institutional Money Trust did not pay any brokerage commissions to brokers because of research services provided.



    During the period November 4, 2002 (commencement of operations) through June 30, 2003, Active Assets Institutional Government Securities Trust did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


    During the fiscal year ended June 30, 2003, Active Assets Institutional Money Trust purchased securities issued by State Street Bank & Trust Company, Citicorp Global Markets, Bank of America Securities LLC, and JP Morgan Chase & Co., which issuers were among the ten brokers or the ten dealers which executed transactions for or with Active Assets Institutional Money Trust in the largest dollar amounts during the year. At June 30, 2003, Active Assets Institutional Money Trust held securities issued by State Street Bank & Trust Company, Citicorp Global Markets, Bank of America Securities LLC, and JP Morgan Chase & Co. with market values of $55,000,000, $25,000,000, $25,000,000 and $25,000,000,
respectively.



    During the period November 4, 2002 (commencement of operations) through June 30, 2003, Active Assets Institutional Government Securities Trust did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At June 30, 2003, the Fund did not own any securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of each Fund are entitled to a full vote for each full share of beneficial interest held. The Funds are authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of each Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    Each Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series of classes of shares other than as set forth in the PROSPECTUS.


    The Funds are not required to hold annual meetings of shareholders and in ordinary circumstances the Funds do not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees, and the Funds are required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of each Fund. However, each Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the respective Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Funds, the risk to each Fund's shareholders of personal liability is remote.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the respective Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed) is provided in the Funds' PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption of the Funds' shares or the application of proceeds to the purchase of new shares in a Fund, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer in the performance of such functions. With respect to redemptions, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Funds are not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

B. OFFERING PRICE

    The price of each Fund's shares, called "net asset value," is based on the value of each respective Fund's portfolio securities.

    Each Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. Each Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the investment. During such periods, the yield to investors in each Fund may differ somewhat from that obtained in a similar company which uses marked-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in either Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The use of the amortized cost method to value the portfolio securities of each Fund and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Funds' shareholders, to establish procedures reasonably designed, taking into account current market conditions and each Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of either Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two method of valuation.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which a Fund's interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.

    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a rated security with a remaining maturity of 397 calendar days or less that has received a rating from the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) An Unrated Security that is of comparable quality to a security meeting the requirements of (1) above, as determined by the Trustees; (iii) In addition, in the case of a security that is subject to a Demand Feature or Guarantee: (A) The Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security to the Guarantee, unless: (1) the Guarantee is issued by a person that directly or indirectly, controls, is controlled by or is under a common control with the issuer of the security subject to the Guarantee (other than a sponsor or a Special Purpose Entity with respect to an Asset Backed Security: (2) the security subject to the Guarantee is a repurchase agreement that is Collateralized Fully;

or (3) the Guarantee itself is a Government Security and (B) the issuer of the Demand Feature, or another institution, has undertaken promptly to notify the holder of the security in the event the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee (if such substitution is permissible under the terms of the Demand Feature or Guarantee). Each Fund will limit its investments to securities that meet the requirements for Eligible Securities.

    As permitted by the Rule, the Trustees have delegated to the Funds' Investment Manager the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, each Fund will limit its investments in securities, other than Government securities, so that, at the time of purchase:
(a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of each Fund's total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

    The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

    The Rule further requires that each Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires each Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the applicable Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

    If the Trustees determine that it is no longer in the best interests of a Fund and its shareholders to maintain a stable price of $1 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Funds will notify their respective shareholders of any such change.

IX. TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS
--------------------------------------------------------------------------------

    Each Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Funds will affect the amount, timing and character of the distributions made by each Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    Each Fund intends to declare and pay all of its net investment income (and net short-term capital gains, if any) as dividends daily. Dividends are automatically reinvested in additional Fund shares at net asset value. Net investment income, for dividend purposes, includes accrued interest and original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of each Fund, respectively. Net income will be calculated immediately prior to the determination of net asset value per share of each Fund.

    The Trustees of the Funds may revise the dividend policy or postpone the payment of dividends if a Fund should have or anticipate any large unexpected expense, loss or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders. On occasion, in order to maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e., dividends, less such reductions), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

    It is each Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

    TAXES. Each Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income taxes, provided that each Fund distributes all of its taxable net investment income and all of its net realized gains to its shareholders.

    Each Fund generally intends to distribute sufficient income and gains so that it will not pay corporate income tax on its earnings. Each Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, a Fund may instead determine to retain all or part of any capital gains in any year for reinvestment. In such event, a Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by each Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

    Under certain tax rules, the Funds may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Funds receive no payments in cash on the security during the year. To the extent that the Funds invest in such securities, they would be required to pay out such income as an income distribution in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Funds or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Funds may realize a gain or loss from such sales. In the event the Funds realize net capital gains from such transactions, their shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


    Shareholders normally will be subject to federal income tax, and state and/or local income taxes on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains and long-term capital gains. Interest income and realized net short-term capital gains distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Net long-term capital gains distributions are taxable to the shareholder as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the shareholder receives such distribution in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the rate on dividends would move to 35% in 2009 and 39.6% in 2011.


    It is not anticipated that the ordinary dividends or net long-term capital gains distributions will be eligible for the federal dividends received deduction available to corporations.

    Shareholders are generally taxed on any ordinary dividend or capital gain distribution from a Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Funds of any taxable interest income and short-term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.


    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Gain or loss on the sale or redemption of shares in a Fund is measured by the difference between the amount received and the tax basis of the shares. Fund shares held for a period of one-year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year generally will result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. However, as each Fund intends to maintain its share price at $1.00, preserving the principal value of a shareholder's investment, a shareholder generally will not realize gain or loss on the sale or redemption of shares in a Fund.


X. UNDERWRITERS
--------------------------------------------------------------------------------

    Each Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the section titled "Principal Underwriter."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

    Each Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of each Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    Each Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of each Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of each Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by each Fund and changes in interest rates on such investments, but also on changes in each Fund's expenses during the period.

    Yield information may be useful in reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, each Fund's yield fluctuates.


    Active Assets Institutional Money Trust's current yield for the seven days ended June 30, 2003 was 1.02%. The effective annual yield on June 30, 2003 was 1.02%, assuming daily compounding.



    Active Assets Institutional Government Securities Trust's current yield for the seven days ended June 30, 2003 was 1.03%. The effective annual yield on June 30, 2003 was 1.03%, assuming daily compounding.



    Each Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of each Fund by adding the sum of all distributions on 10,000, 50,000 or 100,000 shares of the Fund since inception to $10,000, $50,000 and $100,000, as the case may be. Investments of $10,000,
$50,000 and $100,000 in each Fund at its inception of the Fund would have grown to the following amounts at June 30, 2003:



                                            INVESTMENT AT INCEPTION OF:
                                INCEPTION  -----------------------------
FUND                              DATE     $10,000   $50,000   $100,000
----                            ---------  --------  --------  ---------
Active Assets Institutional
  Money Trust.................  02/15/00   $11,257   $56,285   $112,570
Active Assets Institutional
  Government Securities
  Trust.......................  11/04/02   $10,082   $50,410   $100,820


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of Active Assets Institutional Money Trust for its fiscal year ended June 30, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.



    The financial statements of Active Assets Institutional Government Securities Trust for its fiscal period November 4, 2002 through June 30, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENTS the Funds have filed with the SEC. The complete REGISTRATION STATEMENT for each Fund may be obtained from the SEC.

Active Assets Institutional Money Trust
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003

                                                  ANNUALIZED
PRINCIPAL                                           YIELD
AMOUNT IN                                         ON DATE OF
THOUSANDS    DESCRIPTION AND MATURITY DATES        PURCHASE         VALUE

------------------------------------------------------------------------------

           Commercial Paper (47.5%)
           BANKING (2.2%)
$ 25,000   Northern Trust Corp.
            08/08/03..........................     1.22  %      $   24,967,806
                                                                --------------
           FINANCE - AUTOMOTIVE (2.2%)
  25,000   Toyota Motor Credit Corp. - 144A*
            08/29/03..........................       1.15           24,952,882
                                                                --------------
           FINANCE - CONSUMER (10.4%)
  40,000   Barton Capital Corp. - 144A*
            07/10/03..........................       1.06           39,989,400
  25,000   New Center Asset Trust
            08/15/03..........................       1.05           24,967,188
  55,000   Sheffield Rec. Corp. - 144A*
            07/03/03 - 08/04/03...............   1.00 - 1.26        54,962,178
                                                                --------------
                                                                   119,918,766
                                                                --------------
           FINANCIAL CONGLOMERATES (15.2%)
  25,000   Delaware Funding Corp. - 144A*
            07/25/03..........................       1.05           24,982,500
  45,000   General Electric Capital Corp.
            08/27/03 - 09/23/03...............   1.18 - 1.20        44,893,750
  50,000   Mortgage Interest Networking Trust
            07/18/03 - 07/21/03...............   1.23 - 1.24        49,968,797
  55,107   Old Line Funding Corp. - 144A*
            07/15/03 - 07/28/03...............   1.05 - 1.23        55,067,497
                                                                --------------
                                                                   174,912,544
                                                                --------------
           INSURANCE (2.2%)
  25,000   Marsh & McLennan Co. Inc. - 144A*
            07/28/03..........................       1.20           24,977,500
                                                                --------------
           INTERNATIONAL BANKS (8.3%)
  25,000   ANZ (DE) Inc.
            07/11/03..........................       1.16           24,991,979
  40,000   CBA (Delaware) Finance Inc.
            08/01/03..........................       1.23           39,957,633
  20,000   Royal Bank of Scotland PLC
            07/02/03..........................       1.25           19,999,306
  11,000   Societe Generale N.A. Inc.
            08/01/03..........................       1.24           10,988,254
                                                                --------------
                                                                    95,937,172
                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS
                    ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

Active Assets Institutional Money Trust
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 CONTINUED

                                                 ANNUALIZED
PRINCIPAL                                           YIELD
AMOUNT IN                                        ON DATE OF
THOUSANDS    DESCRIPTION AND MATURITY DATES       PURCHASE          VALUE

------------------------------------------------------------------------------

           PHARMACEUTICALS: MAJOR (7.0%)
$ 40,000   Johnson & Johnson - 144A*
            10/15/03..........................     1.00  %      $   39,882,222
  40,000   Pfizer Inc. - 144A*
            07/29/03..........................       1.07           39,966,711
                                                                --------------
                                                                    79,848,933
                                                                --------------
           Total Commercial Paper
            (COST $545,515,603)...............................     545,515,603
                                                                --------------
           U.S. Government Agencies (23.9%)
  30,000   Federal Farm Credit Banks
            07/30/03 - 08/05/03...............   1.45 - 1.48        29,961,504
  20,000   Federal Home Loan Banks
            09/24/03..........................       0.88           19,958,681
 108,035   Federal National Mortgage Assoc.
            07/25/03 - 11/26/03...............   0.88 - 1.52       107,731,053
 117,065   Freddie Mac
            07/17/03 - 02/26/04...............   1.06 - 1.76       116,560,471
                                                                --------------
           Total U.S. Government Agencies
            (COST $274,211,709)...............................     274,211,709
                                                                --------------
           Certificates of Deposit (15.7%)
  50,000   BNP Paribas, New York Branch
            07/14/03 - 08/11/03...............   1.19 - 1.24        50,000,000
  25,000   Canadian Imperial Bank of Commerce,
            New York Branch
            07/16/03..........................       1.24           25,000,000
  25,000   Chase Manhattan Bank (USA), N.A.
            07/03/03..........................       1.24           25,000,000
  25,000   Citibank, N.A.
            09/12/03..........................       1.10           25,000,000
  55,000   State Street Bank & Trust Company
            07/31/03 - 10/24/03...............   0.90 - 1.21        55,000,000
                                                                --------------
           Total Certificates of Deposit
            (COST $180,000,000)...............................     180,000,000
                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS
                    ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

Active Assets Institutional Money Trust
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003 CONTINUED

                                                 ANNUALIZED
PRINCIPAL                                           YIELD
AMOUNT IN                                        ON DATE OF
THOUSANDS    DESCRIPTION AND MATURITY DATES       PURCHASE          VALUE

------------------------------------------------------------------------------

           Short-Term Bank Notes (4.8%)
$ 25,000   Bank of America, N.A.
            07/10/03..........................      1.23%       $   25,000,000
  30,000   LaSalle Bank, N.A.
            07/21/03..........................       1.22           30,000,000
                                                                --------------
           Total Short-Term Bank Notes
            (COST $55,000,000)................................      55,000,000
                                                                --------------
           Repurchase Agreement (8.1%)
  93,620   Goldman, Sachs & Co.
            due 07/01/03 (dated 06/30/03;
            proceeds $93,623,121) (a)
            (COST $93,620,000)................       1.20           93,620,000
                                                                --------------

           Total Investments
            (COST $1,148,347,312) (b).........      100.0%      1,148,347,312
           Other Assets in Excess of
            Liabilities.......................        0.0             118,204
                                                    -----      --------------
           Net Assets.........................      100.0%     $1,148,465,516
                                                    =====      ==============

---------------------

  *   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 4.50% - 5.50% DUE 05/01/18 - 06/01/33 VALUED AT $95,492,401.
 (b)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS
                    ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

Active Assets Institutional Money Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JUNE 30, 2003

Assets:
Investments in securities, at value (cost
 $1,148,347,312)..................................  $1,148,347,312
Cash..............................................          3,447
Interest receivable...............................        333,633
Prepaid expenses..................................         36,015
                                                    -------------
    Total Assets..................................  1,148,720,407
                                                    -------------
Liabilities:
Payable for:
  Investment management fee.......................        141,969
  Dividends to shareholders.......................         34,547
Accrued expenses..................................         78,375
                                                    -------------
    Total Liabilities.............................        254,891
                                                    -------------
    Net Assets....................................  $1,148,465,516
                                                    =============
Composition of Net Assets:
Paid-in-capital...................................  $1,148,356,216
Accumulated undistributed net investment income...        109,300
                                                    -------------
    Net Assets....................................  $1,148,465,516
                                                    =============
Net Asset Value Per Share,
  1,148,465,516 shares outstanding (UNLIMITED
   SHARES AUTHORIZED OF $.01 PAR VALUE)...........  $        1.00
                                                    =============

                       SEE NOTES TO FINANCIAL STATEMENTS
                    ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

Active Assets Institutional Money Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE YEAR ENDED JUNE 30, 2003

Net Investment Income:

Interest Income...................................  $18,145,067
                                                    ----------
Expenses
Investment management fee.........................   1,779,758
Custodian fees....................................      63,511
Professional fees.................................      47,145
Shareholder reports and notices...................      30,847
Registration fees.................................      27,969
Trustees' fees and expenses.......................      13,457
Transfer agent fees and expenses..................       2,565
Other.............................................      38,585
                                                    ----------
    Total Expenses................................   2,003,837
                                                    ----------

    Net Investment Income.........................  16,141,230

    Net Realized Gain.............................       8,900
                                                    ----------

Net Increase......................................  $16,150,130
                                                    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS
                    ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

Active Assets Institutional Money Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                           FOR THE YEAR    FOR THE YEAR
                                              ENDED           ENDED
                                          JUNE 30, 2003   JUNE 30, 2002
                                          --------------  --------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................  $   16,141,230  $   28,309,137
Net realized gain.......................           8,900          27,936
                                          --------------  --------------

    Net Increase........................      16,150,130      28,337,073
                                          --------------  --------------

Dividends and Distributions to
 Shareholders from:
Net investment income...................     (16,141,230)    (28,309,137)
Net realized gain.......................          (8,900)        (27,936)
                                          --------------  --------------

    Total Dividends and Distributions...     (16,150,130)    (28,337,073)
                                          --------------  --------------

Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................      (4,293,399)      6,417,793
                                          --------------  --------------

    Net Increase (Decrease).............      (4,293,399)      6,417,793

Net Assets:
Beginning of period.....................   1,152,758,915   1,146,341,122
                                          --------------  --------------

End of Period
 (INCLUDING ACCUMULATED UNDISTRIBUTED
 NET INVESTMENT INCOME OF $109,300 AND
 $109,300, RESPECTIVELY)................  $1,148,465,516  $1,152,758,915
                                          ==============  ==============

                       SEE NOTES TO FINANCIAL STATEMENTS
                    ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

Active Assets Institutional Money Trust
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003

1. Organization and Accounting Policies
Active Assets Institutional Money Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on November 23, 1999 and commenced operations on February 15, 2000.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.15% to the net assets of the Fund determined as of the close of each business day.

                    ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

Active Assets Institutional Money Trust
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 CONTINUED

The Investment Manager has agreed to reimburse all operating expenses and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.20% of the daily net assets of the Fund.

3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended June 30, 2003 aggregated $39,883,921,228 and $39,901,264,070, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. Shares of Beneficial Interest
Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                           FOR THE YEAR    FOR THE YEAR
                                              ENDED           ENDED
                                          JUNE 30, 2003   JUNE 30, 2002
                                          --------------  --------------
Shares sold.............................   4,177,514,450   4,873,773,803
Shares issued in reinvestment of
 dividends and distributions............      16,254,374      28,548,326
                                          --------------  --------------
                                           4,193,768,824   4,902,322,129
Shares redeemed.........................  (4,198,062,223) (4,895,904,336)
                                          --------------  --------------
Net increase (decrease) in shares
 outstanding............................      (4,293,399)      6,417,793
                                          ==============  ==============

                    ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

Active Assets Institutional Money Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                               FOR THE PERIOD
                                        FOR THE YEAR ENDED JUNE 30,          FEBRUARY 15, 2000*
                                -------------------------------------------       THROUGH
                                    2003           2002           2001         JUNE 30, 2000
                                -------------  -------------  -------------  ------------------
Selected Per Share Data:
Net asset value, beginning of
 period.......................      $  1.00        $  1.00        $  1.00          $  1.00
                                    -------        -------        -------          -------
Net income from investment
 operations...................        0.014          0.024          0.058            0.023
Less dividends from net
 investment income............       (0.014)+       (0.024)+       (0.058)+         (0.023)
                                    -------        -------        -------          -------

Net asset value, end of
 period.......................      $  1.00        $  1.00        $  1.00          $  1.00
                                    =======        =======        =======          =======

Total Return..................         1.37%          2.45%          5.95%            2.31%(1)

Ratios to Average Net Assets:
Expenses......................         0.17%          0.17%          0.19%            0.20%(2)(3)
Net investment income.........         1.36%          2.40%          5.61%            6.12%(2)(3)
Supplemental Data:
Net assets, end of period, in
 thousands....................   $1,148,466     $1,152,759     $1,146,341         $813,428

---------------------

  *   COMMENCEMENT OF OPERATIONS.
  +   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) IF THE FUND HAD BORNE ALL OF ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 0.31% AND 6.01%, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS
                    ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

Active Assets Institutional Money Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Active Assets Institutional Money Trust:

We have audited the accompanying statement of assets and liabilities of Active Assets Institutional Money Trust (the "Fund"), including the portfolio of investments, as of June 30, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active Assets Institutional Money Trust as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
AUGUST 7, 2003

                      2003 FEDERAL TAX NOTICE (UNAUDITED)

       Of the Fund's ordinary income dividends paid during the fiscal year ended June 30, 2003, 2.74% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

                    ACTIVE ASSETS INSTITUTIONAL MONEY TRUST

Active Assets Institutional Government Securities Trust
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2003

                                                  ANNUALIZED
PRINCIPAL                                           YIELD
AMOUNT IN                                         ON DATE OF
THOUSANDS    DESCRIPTION AND MATURITY DATES        PURCHASE        VALUE

----------------------------------------------------------------------------

           U.S. Government Agencies (68.9%)
 $20,000   Federal Farm Credit Banks
            07/11/03 - 01/15/04...............   0.98 - 1.16%   $ 19,963,554
  80,085   Federal Home Loan Banks
            07/09/03 - 09/19/03...............   0.95 - 1.16      80,023,636
   7,000   Student Loan Marketing Assoc.
            07/22/03..........................       0.89          6,996,366
                                                                ------------
           Total U.S. Government Agencies
            (COST $106,983,556)...............................   106,983,556
                                                                ------------
           U.S. Government Obligations (15.4%)
  24,000   U.S. Treasury Bills
            07/03/03 - 12/26/03
            (COST $23,967,957)................   0.83 - 1.09      23,967,957
                                                                ------------
           Repurchase Agreement (15.4%)
  23,945   Goldman, Sachs & Co.
            due 07/01/03 (dated 06/30/03;
            proceeds $23,945,798) (a)
            (COST $23,945,000)................       1.20         23,945,000
                                                                ------------

           Total Investments
            (COST $154,896,513) (b)...........       99.7%       154,896,513
           Other Assets in Excess of
            Liabilities.......................        0.3            466,871
                                                    -----      -------------
           Net Assets.........................      100.0%     $ 155,363,384
                                                    =====      =============

---------------------

 (a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOC. 5.00% - 5.50% DUE 06/01/33 - 07/01/33 VALUED AT $24,423,900.
 (b)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS
            ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

Active Assets Institutional Government Securities Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
JUNE 30, 2003

Assets:
Investments in securities, at value (Including a
 repurchase agreement of $23,945,000)
 (cost $154,896,513)..............................     $154,896,513
Cash..............................................          481,157
Deferred offering costs...........................           25,473
Receivable from affiliate.........................           44,400
Prepaid expenses and other assets.................              938
                                                       ------------
    Total Assets..................................      155,448,481
                                                       ------------
Liabilities:
Dividends payable to shareholders.................            4,438
Offering costs....................................           25,473
Accrued expenses..................................           55,186
                                                       ------------
    Total Liabilities.............................           85,097
                                                       ------------
    Net Assets....................................     $155,363,384
                                                       ============
Composition of Net Assets:
Paid-in-capital...................................     $155,360,383
Undistributed net investment income...............            3,001
                                                       ------------
    Net Assets....................................     $155,363,384
                                                       ============
Net Asset Value Per Share,
  155,363,384 shares outstanding (UNLIMITED SHARES
   AUTHORIZED OF $.01 PAR VALUE)..................     $       1.00
                                                       ============

                       SEE NOTES TO FINANCIAL STATEMENTS
            ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

Active Assets Institutional Government Securities Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Operations
FOR THE PERIOD NOVEMBER 4, 2002* THROUGH JUNE 30, 2003

Net Investment Income:

Interest Income...................................  $447,381
                                                    --------
Expenses
Investment management fee.........................    55,648
Offering costs....................................    48,317
Professional fees.................................    40,910
Registration fees.................................    12,569
Custodian fees....................................    11,888
Shareholder reports and notices...................     2,241
Transfer agent fees and expenses..................       692
Other.............................................     3,054
                                                    --------
    Total Expenses................................   175,319

Less: amounts waived/reimbursed...................  (164,431)
                                                    --------

    Net Expenses..................................    10,888
                                                    --------

Net Investment Income.............................  $436,493
                                                    ========

---------------------

 *    COMMENCEMENT OF OPERATIONS

                       SEE NOTES TO FINANCIAL STATEMENTS
            ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

Active Assets Institutional Government Securities Trust
FINANCIAL STATEMENTS CONTINUED

Statement of Changes in Net Assets

                                                     FOR THE PERIOD
                                                    NOVEMBER 4, 2002*
                                                         THROUGH
                                                      JUNE 30, 2003
                                                    -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income.............................    $    436,493

Dividends to shareholders from net investment
 income...........................................        (436,493)

Net increase from transactions in shares of
 beneficial interest..............................     155,263,384
                                                      ------------

    Net Increase..................................     155,263,384

Net Assets:
Beginning of period...............................         100,000
                                                      ------------

End of Period
 (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
 $3,001)..........................................    $155,363,384
                                                      ============

---------------------

 *    COMMENCEMENT OF OPERATIONS

                       SEE NOTES TO FINANCIAL STATEMENTS
            ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

Active Assets Institutional Government Securities Trust
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003

1. Organization and Accounting Policies
Active Assets Institutional Government Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is high current income, preservation of capital and liquidity. The Fund was organized as a Massachusetts business trust on January 18, 2002, and had no operations other than those relating to organizational matters and the issuance of 100,000 shares of beneficial interest for $100,000 to Morgan Stanley Investment Advisors Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on November 4, 2002.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- Portfolio securities are valued at amortized cost, which approximates market value.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to shareholders as of the close of each business day.

F. Offering Costs -- The Investment Manager incurred offering costs on behalf of the Fund in the amount of $73,790, which will be reimbursed by the Fund for the full amount thereof, exclusive of amounts waived. Such expenses were deferred and are being amortized on the straight-line method over a period of approximately one year or less from the commencement of operations.

            ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

Active Assets Institutional Government Securities Trust
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 CONTINUED

G. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.15% to the net assets of the Fund determined as of the close of each business day.

The Investment Manager has agreed to reimburse all operating expenses and to waive the compensation provided for in its Investment Management Agreement until the Fund attains $100 million in net assets or December 31, 2003, whichever comes first. Once the Fund attains net assets of $100 million, the Fund's expenses will be capped until December 31, 2003 as follows: 0.05% of the Fund's daily net assets up to $250 million; 0.10% of the Fund's daily net assets while the Fund's net assets are between $250 million and $500 million; 0.15% of the Fund's daily net assets while the Fund's net assets are between $500 million and $750 million; and 0.20% of the Fund's daily net assets once the Fund's net assets exceed $750 million. Thereafter, the Investment Manager has agreed to assume the Fund's operating expenses to the extent that such operating expenses exceed 0.20% of the Fund's daily net assets. On April 22, 2003, the Fund reached $100 million in net assets. At June 30, 2003, included in the Statement of Assets and Liabilities is a receivable from affiliate, which represents expense reimbursements due to the Fund.

3. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales/maturities of portfolio securities for the period ended June 30, 2003 aggregated $3,454,953,541 and $3,300,354,000, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent. At June 30, 2003, the Fund had transfer agent fees and expenses payable of approximately $400.

            ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

Active Assets Institutional Government Securities Trust
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2003 CONTINUED

4. Shares of Beneficial Interest
Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                     FOR THE PERIOD
                                                    NOVEMBER 4, 2002*
                                                         THROUGH
                                                      JUNE 30, 2003
                                                    -----------------
Shares sold.......................................       357,206,297
Shares issued in reinvestment of dividends........           429,497
                                                     ---------------
                                                         357,635,794
Shares redeemed...................................      (202,372,410)
                                                     ---------------
Net increase in shares outstanding................       155,263,384
                                                     ===============

---------------------

 *    COMMENCEMENT OF OPERATIONS.

            ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

Active Assets Institutional Government Securities Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                     FOR THE PERIOD
                                                    NOVEMBER 4, 2002*
                                                         THROUGH
                                                      JUNE 30, 2003
                                                    -----------------
Selected Per Share Data:
Net asset value, beginning of period..............       $  1.00
                                                         -------
Net income from investment operations.............         0.008
Less dividends from net investment income.........        (0.008)
                                                         -------

Net asset value, end of period....................       $  1.00
                                                         =======

Total Return......................................          0.82%(1)

Ratios to Average Net Assets:
Expenses..........................................          0.03%(2)(3)
Net investment income.............................          1.17%(2)(3)
Supplemental Data:
Net assets, end of period, in thousands...........      $155,363

---------------------

  *   COMMENCEMENT OF OPERATIONS.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) IF THE FUND HAD BORNE ALL OF ITS EXPENSES THAT WERE REIMBURSED OR WAIVED BY THE INVESTMENT MANAGER, THE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 0.47% AND 0.73%.

                       SEE NOTES TO FINANCIAL STATEMENTS
            ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

Active Assets Institutional Government Securities Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Active Assets Institutional Government Securities Trust:

We have audited the accompanying statement of assets and liabilities of Active Assets Institutional Government Securities Trust (the "Fund"), including the portfolio of investments, as of June 30, 2003, and the related statements of operations and changes in net assets and the financial highlights for the period November 4, 2002 (commencement of operations) to June 30, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Active Assets Institutional Government Securities Trust as of June 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the period November 4, 2002 (commencement of operations) to June 30, 2003, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
AUGUST 7, 2003

                      2003 FEDERAL TAX NOTICE (UNAUDITED)

       Of the Fund's ordinary income dividends paid during the fiscal year ended June 30, 2003, 65.57% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

            ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

Active Assets Institutional Money Trust
Active Assets Institutional Government Securities Trust
ANNUAL HOUSEHOLDING NOTICE

To reduce printing and mailing costs, the Funds attempt to eliminate duplicate mailings to the same address. The Funds deliver a single copy of certain shareholder documents including shareholder reports, prospectuses and proxy materials, to investors with the same last name and who reside at the same address. Your participation in this program will continue for an unlimited period of time, unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 am to 8:00 pm, ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

XIII.  MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

--------------------------------------------------------------------------------


I.  POLICY STATEMENT



    INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").



    Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.



    PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.



    VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and

(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.



II.  GENERAL PROXY VOTING GUIDELINES



    To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.



III.  GUIDELINES



A.  MANAGEMENT PROPOSALS



   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.



      -  Selection or ratification of auditors.



      -  Approval of financial statements, director and auditor reports.



      -  Election of Directors.



      - Limiting Directors' liability and broadening indemnification of Directors.



      - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.



      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.



      - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.



      -  General updating/corrective amendments to the charter.



      -  Elimination of cumulative voting.



      -  Elimination of preemptive rights.



      - Provisions for confidential voting and independent tabulation of voting results.



      - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."



   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

        CAPITALIZATION CHANGES



      - Capitalization changes that eliminate other classes of stock and voting rights.



      - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
         (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



      - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



      -  Proposals for share repurchase plans.



      - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



      -  Proposals to effect stock splits.



      - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



        COMPENSATION



      - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.



      - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.



      - Establishment of Employee Stock Option Plans and other employee ownership plans.



        ANTI-TAKEOVER MATTERS



      - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.



      - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted AGAINST (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.



      - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.



      - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



      -  Creation of "blank check" preferred stock.



      -  Changes in capitalization by 100% or more.

      - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.



      - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.



      -  Proposals to indemnify auditors.



   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.



        CORPORATE TRANSACTIONS



      - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.



      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.



      - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.



      - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:



         (i)   Whether the stock option plan is incentive based;



         (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;



         (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.



        ANTI-TAKEOVER PROVISIONS



      -  Proposals requiring shareholder ratification of poison pills.



      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.



B.  SHAREHOLDER PROPOSALS



   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:



      -  Requiring auditors to attend the annual meeting of shareholders.



      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.



      - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.



      -  Confidential voting.



      -  Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.



      -  Proposals that limit tenure of directors.



      -  Proposals to limit golden parachutes.



      - Proposals requiring directors to own large amounts of stock to be eligible for election.



      -  Restoring cumulative voting in the election of directors.



      - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.



      - Proposals that limit retirement benefits or executive compensation.



      -  Requiring shareholder approval for bylaw or charter amendments.



      - Requiring shareholder approval for shareholder rights plan or poison pill.



      -  Requiring shareholder approval of golden parachutes.



      -  Elimination of certain anti-takeover related provisions.



      -  Prohibit payment of greenmail.



   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.



      - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.



      - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.



      - Proposals that require inappropriate endorsements or corporate actions.



IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES



A.  PROXY REVIEW COMMITTEE



   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.



       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.



       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).



       (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.



       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.



       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

            ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS:

 a.      Declaration of Trust of the Registrant, is incorporated by reference to
         Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on
         January 22, 2002.

 b. Amended and Restated By-Laws of the Registrant, dated April 24, 2003, filed herein.

 c.      None

 d. Form of Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., is incorporated by reference to
         Exhibit 4 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on March 12, 2002.

 e(1).   Form of Distribution Agreement between the Registrant and Morgan Stanley
         Distributors Inc., is incorporated by reference to Exhibit 5(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form
         N-1A, filed on March 12, 2002.

 e(2).   Form of Selected Dealer Agreement, is incorporated by reference to
         Exhibit 5(b) of Pre-Effective Amendment No. 1 to the Registration
         Statement on Form N-1A, filed on March 12, 2002.

 f.      Not applicable

 g(1).   Form of Custodian Agreement between the Registrant and the bank of New
         York, is incorporated by reference to Exhibit 7(a) of Pre-Effective
         Amendment No. 1 to the Registration Statement on Form N-1A, filed on
         March 12, 2002.

 g(2). Form of Amendment to the custody Agreement between the Registrant and the Bank of New York, is incorporated by reference to Exhibit 7(b) of Pre-Effective Amendment No. 1 to the Registration Statement on
         Form N-1A, filed on March 12, 2002.

 g(3). Form of Foreign Custody Manager Agreement between the Bank of New York and the Registrant, is incorporated by reference to Exhibit 7(c) of Pre-Effective Amendment No. 1 to the Registration Statement on
         Form N-1A, filed on March 12, 2002.

 h(1). Form of Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on
         Form N-1A, filed on March 12, 2002.

 h(2).   Form of Services Agreement between Morgan Stanley Investment Advisors
         Inc. and Morgan Stanley Services Company Inc., is incorporated by reference to Exhibit 8(b) of Pre-Effective Amendment No. 1 to the
         Registration Statement on Form N-1A, filed on March 12, 2002.

 i(1).   Opinion of Barry Fink, Esq., is incorporated by reference to
         Exhibit 9(a) of Pre-Effective Amendment No. 1 to the Registration
         Statement on Form N-1A, filed on March 12, 2002.

 i(2). Opinion of Nutter, McClennon and Fish LLP, is incorporated by reference to Exhibit 9(b) of Pre-Effective Amendment No. 1 to the Registration
         Statement on Form N-1A, filed on March 12, 2002.

 j.      Consent of Independent Auditors, filed herein.

 k.      Not applicable

 l. Investment Letter of Morgan Stanley Investment Advisors Inc., is incorporated by reference to Exhibit 12 of Pre-Effective Amendment
         No. 1 to the Registration Statement on Form N-1A, filed on March 12,
         2002.

 m.      Not applicable

 n.      Not applicable

 o.      Not applicable

 p(1). Code of Ethics of Morgan Stanley Investment Management, is incorporated by reference to Exhibit 16(a) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N1-A, filed on August 28, 2002.

 p(2). Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit 16(b) of Pre-Effective No. 2 ot the Registration Statement on
         Form N1-A, filed on August 28, 2002.

 Other Powers of Attorney, is incorporated by reference to Exhibit (Other) of Pre-Effective Amendment No. 1 filed on March 12, 2002.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

    None

ITEM 25. INDEMNIFICATION.

    Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS    INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------  ---------------------------------------------------------------

Mitchell M. Merin                   President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer  Investment Management; Chairman, Chief Executive Officer and
and Director                        Director of Morgan Stanley Distributors; Chairman and Director
                                    of Morgan Stanley Trust; President, Chief Executive Officer and
                                    Director of Morgan Stanley Services; President of the Morgan
                                    Stanley Retail Funds, TCW/DW Term Trust 2003 and the
                                    Institutional Funds; Director of Morgan Stanley Investment
                                    Management Inc.; Member of the Executive Committee of Morgan
                                    Stanley Investments LP; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                    the Van Kampen Open-End Funds; President and Chief Executive
                                    Officer of the Van Kampen Closed-End Funds.

Barry Fink                          Managing Director and General Counsel of Morgan Stanley
Managing Director and               Investment Management; Managing Director and Director of Morgan
Director                            Stanley Services; Vice President and Secretary of Morgan
                                    Stanley Distributors; Vice President and General Counsel of the
                                    Morgan Stanley Funds.

A. Thomas Smith III                 Vice President and Assistant Secretary of the Morgan Stanley
Managing Director and               Funds.
General Counsel

Joseph J. McAlinden                 Chief Investment Officer and Managing Director of Morgan
Managing Director and               Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer            and Managing Director of Morgan Stanley Investments LP;
                                    Director of Morgan Stanley Trust.

Thomas L. Bennett                   Managing Director and Director of Morgan Stanley Investment
Managing Director                   Management Inc.; Director of the Universal Institutional Funds;
                                    Managing Director and Executive Committee member of Morgan
                                    Stanley Investments LP; Chairman of Morgan Stanley
                                    Institutional Fund Trust; Director of Morgan Stanley
                                    Distribution, Inc.

Ronald E. Robison                   Managing Director, Chief Administrative Officer and Director of
Managing Director,                  Morgan Stanley Services; Chief Executive Officer and Director
Chief Administrative Officer and    of Morgan Stanley Trust; Executive Vice President and Principal
Director                            Executive Officer of the Morgan Stanley Funds.

Dominic P. Caldecott                Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                   Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                    Investment Management Ltd.; Vice President and Investment
                                    Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                     Managing Director and Chief Administrative Officer-Investments
Managing Director and               of Morgan Stanley Investment Management Inc. and Morgan Stanley
Chief Administrative Officer-       Investments LP.
Investments

John B. Kemp, III                   President of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                    Executive Director of Morgan Stanley Services; Vice President
Executive Director                  and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

 (1)   Active Assets California Tax-Free Trust

 (2)   Active Assets Government Securities Trust

 (3)   Active Assets Institutional Government Securities Trust

 (4)   Active Assets Institutional Money Trust

 (5)   Active Assets Money Trust

 (6)   Active Assets Tax-Free Trust

 (7)   Morgan Stanley 21st Century Trend Fund

 (8)   Morgan Stanley Aggressive Equity Fund

 (9)   Morgan Stanley All Star Growth Fund

 (10)  Morgan Stanley Allocator Fund

 (11)  Morgan Stanley American Opportunities Fund

 (12)  Morgan Stanley Balanced Growth Fund

 (13)  Morgan Stanley Balanced Income Fund

 (14)  Morgan Stanley Biotechnology Fund

 (15)  Morgan Stanley California Tax-Free Daily Income Trust

 (16)  Morgan Stanley California Tax-Free Income Fund

 (17)  Morgan Stanley Capital Opportunities Trust

 (18)  Morgan Stanley Convertible Securities Trust

 (19)  Morgan Stanley Developing Growth Securities Trust

 (20)  Morgan Stanley Dividend Growth Securities Inc.

 (21)  Morgan Stanley Equity Fund

 (22)  Morgan Stanley European Growth Fund Inc.

 (23)  Morgan Stanley Federal Securities Trust

 (24)  Morgan Stanley Financial Services Trust

 (25)  Morgan Stanley Flexible Income Trust

 (26)  Morgan Stanley Fund of Funds

 (27)  Morgan Stanley Fundamental Value Fund

 (28)  Morgan Stanley Global Advantage Fund

 (29)  Morgan Stanley Global Dividend Growth Securities

 (30)  Morgan Stanley Global Utilities Fund

 (31)  Morgan Stanley Growth Fund

 (32)  Morgan Stanley Hawaii Municipal Trust

 (33)  Morgan Stanley Health Sciences Trust

 (34)  Morgan Stanley High Yield Securities Inc.

 (35)  Morgan Stanley Income Builder Fund

 (36)  Morgan Stanley Information Fund

 (37)  Morgan Stanley International Fund

 (38)  Morgan Stanley International SmallCap Fund

 (39)  Morgan Stanley International Value Equity Fund

 (40)  Morgan Stanley Japan Fund

 (41)  Morgan Stanley KLD Social Index Fund

 (42)  Morgan Stanley Latin American Growth Fund

 (43)  Morgan Stanley Limited Duration Fund

 (44)  Morgan Stanley Limited Duration U.S. Treasury Trust

 (45)  Morgan Stanley Limited Term Municipal Trust

 (46)  Morgan Stanley Liquid Asset Fund Inc.

 (47)  Morgan Stanley Market Leader Trust

 (48)  Morgan Stanley Mid-Cap Value Fund

 (49)  Morgan Stanley Multi-State Municipal Series Trust

 (50)  Morgan Stanley Nasdaq-100 Index Fund

 (51)  Morgan Stanley Natural Resource Development Securities Inc.

 (52)  Morgan Stanley New Discoveries Fund

 (53)  Morgan Stanley New York Municipal Money Market Trust

 (54)  Morgan Stanley New York Tax-Free Income Fund

 (55)  Morgan Stanley Next Generation Trust

 (56)  Morgan Stanley Pacific Growth Fund Inc.

 (57)  Morgan Stanley Prime Income Trust

 (58)  Morgan Stanley Quality Income Trust

 (59)  Morgan Stanley Real Estate Fund

 (60)  Morgan Stanley S&P 500 Index Fund

 (61)  Morgan Stanley Small-Mid Special Value Fund

 (62)  Morgan Stanley Special Growth Fund

 (63)  Morgan Stanley Special Value Fund

 (64)  Morgan Stanley Strategist Fund

 (65)  Morgan Stanley Tax-Exempt Securities Trust

 (66)  Morgan Stanley Tax-Free Daily Income Trust

 (67)  Morgan Stanley Tax-Managed Growth Fund

 (68)  Morgan Stanley Technology Fund

 (69)  Morgan Stanley Total Market Index Fund

 (70)  Morgan Stanley Total Return Trust

 (71)  Morgan Stanley U.S. Government Money Market Trust

 (72)  Morgan Stanley U.S. Government Securities Trust

 (73)  Morgan Stanley Utilities Fund

 (74)  Morgan Stanley Value-Added Market Series

 (75)  Morgan Stanley Value Fund

 (76)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                        POSITIONS AND OFFICE WITH
 NAME                                  MORGAN STANLEY DISTRIBUTORS
 ----                    -------------------------------------------------------

 James F. Higgins                               Director

 Philip J. Purcell                              Director

 John Schaeffer                                 Director

 Charles Vadala              Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

    Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

    Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of August, 2003.

                                           ACTIVE ASSETS INSTITUTIONAL
GOVERNMENT
                                           SECURITIES TRUST

                                           By:  /s/ BARRY FINK
                                                --------------------------------
                                                Barry Fink
                                                VICE PRESIDENT AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 has been signed below by the following persons in the capacities and on the dates indicated.

                               SIGNATURES                                          TITLE                   DATE
                               ----------                                          -----                   ----
 (1)  Principal Executive Officer                                   Executive Vice President
                                                                    and Principal Executive Officer

 By:  /s/ RONALD E. ROBISON
      -------------------------------------------                                                        08/29/03
      Ronald E. Robison

 (2)  Principal Financial Officer                                   Chief Financial Officer

 By:  /s/ FRANCIS SMITH
      -------------------------------------------                                                        08/29/03
      Francis Smith

 (3)  Majority of the Trustees

      Charles A. Fiumefreddo (Chairman)
      Philip J. Purcell
      James F. Higgins

 By:  /s/ BARRY FINK
      -------------------------------------------
      Barry Fink                                                                                         08/29/03
      Attorney-in-Fact

      Michael Bozic              Manuel H. Johnson
      Edwin J. Garn              Michael E. Nugent
      Wayne E. Hedien

 By:  /s/ STUART M. STRAUSS
      -------------------------------------------
      Stuart M. Strauss                                                                                  08/29/03
      Attorney-in-Fact

            ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

                                 EXHIBIT INDEX

 b.      --   Amended and Restated By-laws of the Registrant
 j.      --   Consent of Independent Auditors